UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

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FRONT YARD RESIDENTIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

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PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

[•], 2019

Dear Fellow Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2019 Annual Meeting of Stockholders of Front Yard Residential Corporation, a Maryland corporation (the “Company”), which will be held at [•] on [•], 2019. The matters to be considered by stockholders at the 2019 Annual Meeting of Stockholders are described in detail in the accompanying materials.

It is very important that you be represented at the 2019 Annual Meeting of Stockholders regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to vote your WHITE proxy in one of the manners described in the accompanying materials even if you plan to attend the 2019 Annual Meeting of Stockholders. This will not prevent you from voting in person but will ensure that your vote is counted if you are unable to attend.

Your support of and interest in Front Yard Residential Corporation is sincerely appreciated.

Sincerely,

Rochelle R. Dobbs
Chair of the Board of Directors

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

FRONT YARD RESIDENTIAL CORPORATION
NOTICE OF THE 2019 ANNUAL MEETING OF STOCKHOLDERS AND
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2019

NOTICE

The 2019 Annual Meeting of Stockholders of Front Yard Residential Corporation (the “Company”), a Maryland corporation, will be held:

Date:	[•], 2019

Time:	[•]

Location:	[•]

PURPOSE

•
To consider and vote upon the election of the seven (7) Directors named in the attached proxy statement to serve until the 2020 Annual Meeting of Stockholders and/or until their successors are duly elected and qualified;

•	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019;

•	To approve the adoption of the Front Yard Residential Corporation 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”);

•	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement; and

•	To transact such other business as may properly come before the 2019 Annual Meeting of Stockholders and any postponement or adjournment thereof.

PROCEDURES

•
Our Board of Directors has fixed the close of business on [•], 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the 2019 Annual Meeting of Stockholders.

•	Only stockholders of record at the close of business on the record date will be entitled to receive notice of and vote at the 2019 Annual Meeting of Stockholders.

•
The proxy statement for our 2019 Annual Meeting of Stockholders and our Annual Report to Stockholders were made available on or about [•], 2019 on our website under Shareholders-Investor Relations-Financial Information at http://ir.frontyardresidential.com/financial-information.

Please note that Snow Park Capital Partners Master Fund, LP, together with other participants in the solicitation (collectively, “Snow Park”) has notified the Company of its intent to nominate five (5) alternate director nominees for election to the Board of Directors at the 2019 Annual Meeting of Stockholders. As a result, you may receive solicitation materials from Snow Park, including a proxy statement and proxy card, seeking your proxy to vote for Snow Park’s nominees. We are not responsible for the accuracy of any information provided by or relating to Snow Park or its nominees contained in solicitation materials filed or disseminated by or on behalf of Snow Park or any other statements Snow Park may make.

THE BOARD OF DIRECTORS DOES NOT ENDORSE ANY OF SNOW PARK’S NOMINEES AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS ON THE WHITE PROXY CARD. OUR BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY SNOW PARK. IF YOU PREVIOUSLY SUBMITTED A PROXY CARD SENT TO YOU BY SNOW PARK, YOU CAN REVOKE THAT PROXY AND VOTE FOR THE NOMINEES RECOMMENDED BY OUR BOARD OF DIRECTORS AND ON THE OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING BY USING THE ENCLOSED WHITE PROXY CARD. ONLY THE LATEST VALIDLY EXECUTED PROXY THAT YOU SUBMIT WILL BE COUNTED.

Your vote is extremely important. Whether or not you plan to attend the 2019 Annual Meeting of Stockholders, please be sure to vote your shares on the WHITE proxy card TODAY.

Your attention is directed to the proxy statement accompanying this Notice for a more complete statement of the matters to be considered at the meeting.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE FOR DIRECTOR LISTED IN PROPOSAL ONE AND “FOR” PROPOSALS TWO, THREE AND FOUR.

PLEASE DATE, SIGN AND MAIL THE ENCLOSED WHITE PROXY CARD OR SUBMIT YOUR PROXY USING THE INTERNET LINK OR TELEPHONE NUMBER SET FORTH ON THE WHITE PROXY CARD.

By Order of the Board of Directors,
Michael G. Lubin
Corporate Secretary

[•], 2019
Christiansted, United States Virgin Islands

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of the Company’s proxy materials,
please contact Innisfree at the phone numbers listed below.

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders call toll free at (888) 750-5834
Banks and Brokers may call collect at (212) 750-5833

FRONT YARD RESIDENTIAL CORPORATION
PROXY STATEMENT
2019 ANNUAL MEETING OF STOCKHOLDERS

General Information

We have made this proxy statement (“Proxy Statement”) available to you on or about [•], 2019 as a holder of common stock of Front Yard Residential Corporation, a Maryland corporation (“we,” “our,” “Front Yard” or the “Company”) because our Board of Directors is soliciting your proxy to be exercised at the Annual Meeting of Stockholders and at any postponement or adjournment thereof (the “Annual Meeting”). The Annual Meeting of Stockholders will be held at [•] on [•], 2019 for the purposes listed in the Notice of Annual Meeting of Stockholders. Stockholders are requested to arrive at the Annual Meeting on time, as there will be no admittance once the Annual Meeting has begun.

At the Annual Meeting, our stockholders will be asked to (1) consider and vote upon the election of seven (7) Directors to serve until the 2020 Annual Meeting of Stockholders and/or until their successors are duly elected and qualified, (2) the ratification of the appointment of Ernst & Young LLP to be our independent registered public accounting firm for the year ending December 31, 2019, (3) the adoption of the 2019 Equity Incentive Plan and (4) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement.

If any other matters properly come before the Annual Meeting, the persons designated as proxies intend to vote in accordance with their discretion on such matters.

Proxies to be exercised at the Annual Meeting are being solicited by and on behalf of our Board of Directors.

Proxy Materials

On or about [•], 2019, we will mail the proxy materials consisting of this Proxy Statement, the WHITE proxy card and our Annual Report to Stockholders (the “Annual Report”) for the year ended December 31, 2018. We also expect our proxy documents to be made available to stockholders on or about [•], 2019 through the Shareholders link on our website at www.frontyardresidential.com or through www.proxyvote.com. Our annual report on Form 10-K for the year ended December 31, 2018 was filed with the SEC and made available on our website on February 27, 2019.

Stockholders of Record. If your shares are registered in your own name, you will receive a full set of the proxy documents in the mail. As a stockholder of record, you have the right to vote in person or to be represented by proxy at the Annual Meeting. The Company has enclosed a WHITE proxy card for you to use. You may also submit voting instructions via the Internet or by telephone by following the instructions on the WHITE proxy card.

Beneficial Stockholders. If your shares are not registered in your name, you should receive proxy materials and a WHITE voting instruction form from your bank or broker. We recommend that you contact your bank or broker if you do not receive these instructions. As the beneficial owner, you have the right to direct your bank, broker or other holder of record how to vote your shares by using the voting instructions you received.

Voting Procedures

You may vote by attending the Annual Meeting in person, by completing and returning a proxy by mail or by using the Internet or telephone. You may submit your proxy by mail by marking your vote on the enclosed WHITE proxy card, then following the instructions on the card. To submit your proxy using the Internet or by telephone, see the instructions on the WHITE proxy card and have the WHITE proxy card available when you access the Internet website or place your telephone call. If you are authorizing a proxy to vote your shares over the Internet or by telephone, you will need to provide the control number that is printed on the proxy card that you receive. If you are a stockholder of record and wish to vote in person at the Annual Meeting, you may do so.

If you are the beneficial owner of shares held in “street name” by a bank or broker and wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the bank, broker or other institution holding your shares and bring such proxy with you to hand in with your ballot.

Even if you plan to attend the Annual Meeting, we recommend that you authorize a proxy to vote your shares in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

How a Proxy Works

All valid proxies received prior to the Annual Meeting will be voted in accordance with the directions on the proxies, unless such proxies have previously been revoked. If you submit a WHITE proxy card with no voting direction indicated, the shares will be voted as the Board recommends, which is as follows:

•	“FOR ALL” of the seven (7) nominees to the Board listed in this Proxy Statement and on the WHITE proxy card (Proposal One);

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019 (Proposal Two);

•	“FOR” the approval of the adoption of the 2019 Equity Incentive Plan (Proposal Three); and

•	“FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement (Proposal Four).

With regard to any other business that properly comes before the Annual Meeting, each proxy received will be voted in the discretion of the persons appointed as proxies.

By returning a signed WHITE proxy card by mail or by duly submitting a proxy by Internet or telephone, you will confer discretionary authority on the named proxies to vote on any other business that properly comes before the meeting or any adjournment or postponement thereof for which discretionary authority is permitted. The persons named on the WHITE proxy card as proxies or their substitutes will vote or act in their discretion with respect to such other matters. Any such matters shall be determined by a majority of the votes cast.

How to Revoke or Change a Proxy

The Board strongly urges you not to sign or return any proxy card sent to you by or on behalf of Snow Park Capital Partners Master Fund, LP, together with other participants in the solicitation (collectively, “Snow Park”). Submitting a proxy card sent to you by or on behalf of Snow Park will revoke votes you have previously cast via our WHITE proxy card, Internet or telephonically.

If you have already submitted a proxy card that you received from Snow Park, you may revoke that proxy and vote for the Board’s nominees. You have the power to revoke your proxy at any time before it is exercised at the Annual Meeting by:

•	filing a timely written notice of revocation with our Corporate Secretary at the following address:

Michael G. Lubin, Corporate Secretary
Front Yard Residential Corporation
c/o Altisource Asset Management Corporation
5100 Tamarind Reef
Christiansted, United States Virgin Islands 00820

•	submitting a new, properly executed WHITE proxy card bearing a later date;

•	voting again via the Internet or telephone; or

•	attending the Annual Meeting and voting in person. Attending the Annual Meeting will not, by itself, revoke a properly executed proxy.

If your shares are held by a bank or broker and you have instructed such bank or broker to vote your shares, you must follow directions received from your bank or broker to change these instructions.

Who May Vote

You are entitled to vote at the Annual Meeting or any postponement or adjournment thereof if you are a holder of record of our common stock at the close of business on [•], 2019, the record date for the Annual Meeting. At the close of business on [•], 2019, there were [•] shares of common stock issued, outstanding and able to be voted, and no other class of equity securities were outstanding. Each share of our common stock is entitled to cast one (1) vote at the Annual Meeting on all matters properly presented.

Quorum and Voting Information

The presence at the Annual Meeting of a majority of the votes of our common stock entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions, or, with regard to the election of Directors, “WITHHOLD” votes, and broker “non-votes,” if any, will be treated as present for purposes of determining the presence of a quorum.

If you are the beneficial owner of shares held in “street name” by a bank or broker, your bank or broker, as the record holder of the shares, must vote those shares in accordance with your instructions. Generally, in an uncontested election, and in accordance with the rules of the New York Stock Exchange (the “NYSE”), certain matters submitted to a vote of stockholders are considered by the NYSE to be “routine” items upon which brokerage firms may vote in their discretion on behalf of their customers if such customers have not furnished voting instructions within a specified period prior to the meeting. However, when a beneficial owner of shares held by a bank, broker or other nominee fails to provide the record holder with voting instructions, and such organization lacks the discretionary voting power to vote those shares with respect to a particular “non-routine” proposal, a “broker non-vote” occurs.

Given the contested nature of the election, if Snow Park mails proxy materials to a beneficial owner, the rules of the NYSE governing brokers’ discretionary authority generally do not permit brokers to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. Thus, if you receive proxy materials from Snow Park and you do not give instructions to the organization holding your shares, then we do not expect that organization to be able to vote your shares and, consequently, the shares held by that organization would not be entitled to vote on any matter to be considered at the Annual Meeting. It is therefore important that you provide instructions to the organization holding your shares so that your vote with respect to the proposals to be voted on at the Annual Meeting is counted.

To vote your shares, you will need to follow the directions your bank, brokerage firm or other nominee provides you. You should instruct your bank, brokerage firm or other nominee to vote your shares by following the voting instructions provided by your bank, brokerage firm or other nominee. Please contact your bank, brokerage firm or other nominee for further information.

Proposal One – Election of Directors: Assuming a quorum, each of the seven (7) nominees for Director will be elected as Directors of the Company by a plurality of the votes cast in person or by proxy at the Annual Meeting. You may vote “FOR ALL” or “WITHHOLD ALL” for the nominees, or “FOR ALL EXCEPT” and specify the nominees from whom you withhold your vote. A properly executed proxy withheld with regard to the election of one or more Directors will not be voted with regard to the Director or Directors indicated. “Plurality” means that the seven (7) individuals who receive the greatest number of votes cast “FOR” are elected as Directors. Cumulative voting in the election of Directors is not permitted.

A decision to withhold your vote as to all nominees or to withhold your vote with respect to a specific nominee will not be counted in the votes cast in connection with Proposal One and will have no effect on the results of the vote on Proposal One.

THE BOARD DOES NOT ENDORSE ANY OF SNOW PARK’S NOMINEES AND UNANIMOUSLY RECOMMENDS THAT YOU DISREGARD ANY PROXY CARD OR SOLICITATION MATERIALS THAT MAY BE SENT TO YOU BY OR ON BEHALF OF SNOW PARK. VOTING TO “WITHHOLD” WITH RESPECT TO ANY SNOW PARK NOMINEE ON ITS PROXY CARD IS NOT THE SAME AS

VOTING FOR THE NOMINEES OF THE COMPANY’S BOARD BECAUSE A VOTE TO “WITHHOLD” WITH RESPECT TO ANY SNOW PARK NOMINEE ON ITS PROXY CARD WILL REVOKE ANY PROXY YOU PREVIOUSLY SUBMITTED, INCLUDING ANY PROXY THAT YOU PREVIOUSLY SUBMITTED VOTING “FOR” THE BOARD’S NOMINEES.

Proposal Two - Ratification of Appointment of Independent Registered Public Accounting Firm: Assuming a quorum, the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. You may vote “FOR” or “AGAINST” or “ABSTAIN” on Proposal Two.

Abstentions will not be counted in determining the votes cast in connection with Proposal Two and will have no effect on the results of the vote on Proposal Two.

Proposal Three – Approval of the Adoption of the 2019 Equity Incentive Plan: Assuming a quorum, the proposal to adopt the 2019 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. You may vote “FOR” or “AGAINST” or “ABSTAIN” on Proposal Three.

Abstentions and broker “non-votes” will not be counted in determining the votes cast in connection with Proposal Three and will have no effect on the results of the vote on Proposal Three.

Proposal Four - Approval, on an advisory basis, of the Compensation of the Company’s Named Executive Officers, as Disclosed in the Proxy Statement: Assuming a quorum, the proposal to approve the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. You may vote “FOR” or “AGAINST” or “ABSTAIN” on Proposal Four.

Abstentions and broker “non-votes” will not be counted in determining the votes cast in connection with Proposal Four and will have no effect on the results of the vote on Proposal Four.

The below table summarizes the voting requirements to elect Directors and to approve each of the proposals in this Proxy Statement:

Proposal		Vote Required
1.	Election of Directors	Plurality of votes cast
2.	Ratification of Ernst & Young LLP	Majority of votes cast
3.	Approval of Adoption of 2019 Equity Incentive Plan	Majority of votes cast
4.	Approval of executive compensation on an advisory basis	Majority of votes cast

Board Recommendation

The Board recommends that you vote as follows:

•	“FOR ALL” of the seven (7) nominees to the Board listed in this Proxy Statement and on the WHITE proxy card (Proposal One);

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019 (Proposal Two);

•	“FOR” the approval of the adoption of the 2019 Equity Incentive Plan (Proposal Three); and

•	“FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement (Proposal Four).

Any properly authorized proxy as to which no instructions are given will be voted in accordance with the foregoing recommendations.

Costs of Solicitation

We will bear the cost of the solicitation of proxies by the Company. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by a our Directors, officers and employees without additional compensation. We will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies. As a result of the potential proxy solicitation by Snow Park, we may incur additional costs in connection with our solicitation of proxies. Annex A sets forth information relating to certain of our Directors, officers and employees who are considered “participants” in this proxy solicitation under the rules of the Securities and Exchange Commission, by reason of their position or because they may be soliciting proxies on our behalf.

We have hired Innisfree M&A Incorporated (“Innisfree”), 501 Madison Avenue, 20th Floor, New York, NY 10022 to assist us in the solicitation of proxies for a fee of up to $[•] plus out-of-pocket expenses. Innisfree expects that approximately [•] of its employees will assist in the solicitation. Our expenses related to the solicitation of proxies from stockholders this year will significantly exceed those normally spent for an Annual Meeting. Such costs are expected to aggregate approximately $[•]. To date, we have incurred approximately $[•] of these solicitation costs.

BACKGROUND OF THE SNOW PARK SOLICITATION

On November 16, 2018, the Company’s Chief Executive Officer, George G. Ellison, had a telephone conversation with Mr. Jeffrey Pierce, Managing Partner of Snow Park, in response to an email request by Mr. Pierce. During this conversation, Mr. Pierce discussed his views on the Company’s business strategy with Mr. Ellison.

On November 26, 2018, the Company received an email from Snow Park’s outside counsel requesting to obtain the Company nominee questionnaire required pursuant to the Company’s Bylaws for a stockholder to nominate candidates for election to the Board of Directors at the Annual Meeting.

On November 28, 2018, the Company provided a copy of its nominee questionnaire to Snow Park’s outside counsel.

On December 20, 2018, the Company received correspondence from Snow Park stating its intention to nominate six potential candidates - Leland Abrams, Khalil Kanaan, George Lucaci, Ronald Mass, Lazar Nikolic and Mr. Pierce - for election to the Board of Directors at the Annual Meeting.

Over the next few weeks, outside counsel to both the Company and Snow Park shared correspondence regarding scheduling a meeting between representatives of the Company and representatives of Snow Park.

On January 8, 2019, Ms. Rochelle R. Dobbs, Chair of the Board of Directors, Mr. David B. Reiner, a director, and Mr. Ellison had a conference call with Mr. Pierce during which Mr. Pierce conveyed his views on the Company’s business strategy.

On March 7, 2019, the Company received a letter from Snow Park notifying the Company of Snow Park’s withdrawal of the nomination of Ronald Mass for election to the Company’s Board of Directors at the Annual Meeting. Snow Park’s letter did not provide any explanation as to why Mr. Mass’s nomination was withdrawn.

ELECTION OF DIRECTORS
(Proposal One)

Our Charter and Bylaws provide that that the number of our Directors will be fixed by a majority of our entire Board of Directors but may not be fewer than the minimum required under the Maryland General Corporation Law, which is one, nor more than fifteen. Currently we have six (6) members of our Board of Directors.

The seven (7) nominees listed below for election as Directors at the Annual Meeting have been recommended by our Nomination/Governance Committee and nominated by our Board of Directors to serve on the Board until the 2020 Annual Meeting of Stockholders and/or until their successors are duly elected and qualified. Assuming a quorum, the seven (7) nominees for Director will be elected as Directors by a plurality of the votes cast in person or by proxy at the Annual Meeting. All of the Company’s nominees currently serve as our Directors. There are no arrangements or understandings between any of the Company’s nominees and any other person for selection as a nominee.

If any of the Company’s nominees are unable or unwilling to stand for election at the time of the Annual Meeting, the person or persons appointed as proxies will vote for a replacement nominee or nominees recommended by our Board of Directors. At this time, our Board of Directors knows of no reason why any of the Company’s nominees would not be able or willing to serve as a Director if elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” OF THE BOARD’S NOMINEES TO BE ELECTED AND TO SERVE AS DIRECTORS OF THE COMPANY UNTIL OUR 2020 ANNUAL MEETING AND/OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED. IT IS INTENDED THAT THE WHITE PROXIES WILL BE VOTED FOR THE SEVEN BOARD NOMINEES SET FORTH IN THIS PROPOSAL. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS USING THE ENCLOSED WHITE PROXY CARD TO VOTE “FOR ALL” OF THE BOARD’S SEVEN NOMINEES FOR DIRECTOR.

Nominees for Director

The following table sets forth certain information concerning our nominees for Director as of the date hereof:

Name	Age	Director Since	Audit Committee	Compensation Committee	Nomination/ Governance Committee
Rochelle R. Dobbs	57	2016	X		X (1)
George G. Ellison	60	2015
Michael A. Eruzione	64	2012		X	X
Leslie B. Fox (2)	59
Wade J. Henderson	70	2017		X	X
George W. McDowell	67	2018	X (1)	X
David B. Reiner	63	2012	X	X (1)
____________________

(1)	Committee Chair.

(2)	Ms. Fox has been nominated for membership on the Board of Directors beginning after the Annual Meeting.

The principal occupation for at least the last five (5) years and additional biographical information of each Director of the Company is set forth below.

Rochelle R. Dobbs. Ms. Dobbs was appointed to our Board of Directors on December 5, 2016 and became Chair of the Board of Directors on May 23, 2018. Since 2010, Ms. Dobbs has served as President of R Dobbs Partners LLC, a New York-based consulting firm focused on commercial real estate transactions, including debt restructures, distressed debt purchases, and debt/equity originations. From 2000 to 2010, Ms. Dobbs was a Managing Director and Head of Real Estate Structured Finance (US) and Head of CMBS Capital Markets at Bank of America Merrill Lynch (“BAML”), a leading financial institution. At BAML, Ms. Dobbs was involved in the building of origination and servicing platforms designed to deliver a wide range of products and services to public and private clients in the commercial real estate industry. Prior to joining BAML, from 1995 to 2000, Ms. Dobbs was a Managing Director and Head of Loan Origination at Chase Manhattan Bank where she managed a nationwide origination group for Chase’s newly created commercial mortgage backed security business. Ms. Dobbs was a member and served on the Board of Governors of Commercial Mortgage Securities Association. Ms. Dobbs holds a Bachelor of Arts - Economics from New York University in New York City.

Ms. Dobbs’ extensive mortgage, real estate, structured products and transactional experience provides the Board of Directors with subject matter expertise in the markets in which the Company competes as a result of her various leadership roles leading real estate and mortgage operations.

George G. Ellison. Mr. Ellison was elected to our Board of Directors on August 25, 2015. Mr. Ellison has served as our Chief Executive Officer since June 15, 2015, as our President since March 31, 2015 and as the Chief Executive Officer of Altisource Asset Management Corporation (“AAMC”) since February 17, 2015. Prior to joining AAMC, Mr. Ellison had been employed for 19 years at Bank of America and its predecessor, NationsBank. Mr. Ellison held several roles over his career at Bank of America, most recently being the executive leading the team that managed the valuation and disposition of Bank of America’s legacy mortgage loan portfolio and a leading member of Bank of America’s Special Initiatives team that worked to resolve Bank of America’s representation and warranty litigation. Prior to his most recent roles, Mr. Ellison was Global Head of the Structured Products division within Bank of America’s Investment Banking platform. His responsibilities involved all Structured Products including RMBS, ABS, ABCP Conduit and CMBS securities, among others. Mr. Ellison holds a Bachelor of Science in Industrial Engineering from the University of Pittsburgh and a Master’s of Business Administration from the Wharton School of Business.

Mr. Ellison’s extensive mortgage, real estate, structured products and transactional experience provides the Board of Directors with subject matter expertise in the markets in which the Company competes. In addition, through his position as Chief Executive Officer of AAMC and Front Yard, Mr. Ellison has acquired significant experience in our business and offers the Board of Directors insight into Company specific operational and transactional matters.

Michael A. Eruzione. Mr. Eruzione was elected to our Board of Directors in December 2012. Mr. Eruzione represents major corporations as a spokesperson and as a motivational speaker and has served as the Director of Special Outreach at Boston University in Boston, Massachusetts since 1995. He previously served as the Director of Special Programs for Alumni Relations and Development. From 1984 to 1994, Mr. Eruzione worked as a sports commentator for Madison Square Garden, ABC, NBC and CBS. Mr. Eruzione was captain of the 1980 United States Olympic Hockey Team that won the gold medal in Lake Placid, NY. Mr. Eruzione holds a Bachelor of Arts from the Boston University School of Education in Boston, Massachusetts.

Mr. Eruzione’s diverse background and experience representing major corporations provides insight to the Board of Directors, particularly with respect to the development of strategic relationships.

Leslie B. Fox. Ms. Fox has been nominated for membership on our Board of Directors beginning after the 2019 Annual Meeting of Stockholders. Ms. Fox has been Director of M.D.C. Holdings, Inc. (“MDC”) since June 2018 and is a member of MDC’s Audit Committee. Since October 2017, Ms. Fox has been an independent consultant in the real estate sector and a Strategic Advisor to Hone Capital. Ms. Fox has served in an executive capacity at multiple companies in the real estate industry and most recently served as Chief Operating Officer and Executive Vice President of Invitation Homes LP, the largest owner/operator of single-family housing rentals in the United States, from March 2014 to March 2016, when she retired. Under Ms. Fox’s leadership at Invitation Homes from March 2014 until March 2016, the portfolio grew to 50,000 homes under management. Prior to joining Invitation Homes, Ms. Fox served as Chief Operating Officer of American Residential Communities LLC, one of the largest operators of manufactured housing communities in the country, and as the President of the affordable housing division at Equity Residential and as an Executive Vice President of that company. Currently, Ms. Fox is serving on the Endowment Board and the Finance Committee for Craig Hospital in Denver, Colorado. Ms. Fox holds a Bachelor of Science and Bachelor of Arts from University of Colorado, graduating Beta Gamma Sigma, and a Juris Doctorate and Master’s of Business Administration from the University of Denver.

Ms. Fox’s extensive experience in single-family rental industry and other real estate investment trusts will provide the Board of Directors with valuable insights in relation to the operation of the Company’s portfolio of single-family rental properties.

Wade J. Henderson. Mr. Henderson was appointed to our Board of Directors on April 24, 2017. Since 1996, Mr. Henderson has served as the President and CEO of The Leadership Conference on Civil and Human Rights and The Leadership Conference Education Fund. The Leadership Conference on Civil and Human Rights was founded in 1950 and engages in legislative advocacy on behalf of more than 200 national organizations to promote and protect the civil and human rights of all persons in the United States. The Education Fund was founded in 1969 as the education and research arm of The Leadership Conference. As CEO, Mr. Henderson has increased the size of the coalition from 170 to more than 200 member organizations and has led social justice initiatives and developed strategy on major policy priorities regarding civil and human rights on behalf of The Leadership Conference’s constituent organizations. Under his guidance, The Leadership Conference steered successful campaigns to reauthorize the Voting Rights Act; pass the Help America Vote Act, the Fair Sentencing Act, the Lilly Ledbetter Fair Pay Act, the ADA Amendments Act, the Matthew Shepard and James Byrd, Jr. Hate Crimes Prevention Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act. Since 1998, Mr. Henderson has also acted as the Joseph L. Rauh, Jr., Professor of Public Interest Law at the David A. Clarke School of Law, University of the District of Columbia. Prior to his role with The Leadership Conference, Mr. Henderson was the Washington Bureau director of the NAACP from 1991 to 1996, where he directed the organization’s government affairs and national legislative program. From 1982 to 1991, Mr. Henderson was the associate director of the Washington national office of the ACLU. Mr. Henderson holds a Bachelor of Arts from Howard University and a Juris Doctorate from the Rutgers University School of Law and is a member of the Bar of the U.S. Supreme Court and the District of Columbia.

Mr. Henderson’s vast experience with social justice issues, commitment to equality and experience with legislative advocacy provides the Company with valuable insight into the needs of our prospective tenants and strategies for socially responsible growth.

George Whitfield (“Whit”) McDowell. Mr. McDowell was appointed to our Board of Directors on March 29, 2018. Mr. McDowell currently serves as Chair of the Company’s Audit Committee and is a member of the Compensation Committee. In 2017, Mr. McDowell retired from his role as a Managing Director at Bank of America Merrill Lynch in Charlotte, NC, where he ran the Securitization Finance business for more than 20 years and was responsible for the Subscription Finance business at his retirement. From 1985 to 1998, Mr. McDowell served in several roles at North Carolina National Bank, prior to its merger with Bank of America, and started North Carolina National Bank’s asset backed securities business in the late 1980’s and its asset backed commercial paper business in the early 1990’s. Prior to joining North Carolina National Bank, Mr. McDowell was a tax manager with Price Waterhouse and spent two years at Citibank in institutional sales on the trading floor. After undergraduate school and before business school, Mr. McDowell served as an officer in the US Navy. Mr. McDowell received a BBA in Accounting from Wake Forest University and an MBA in finance from the Wharton School of the University of Pennsylvania. He is a member of the American Institute of Certified Public Accountants and the Texas Society of Public Accountancy, serves on the Board of Advisors of the Wake Forest School of Business in Charlotte and the Board of Directors of the Cameron Kravitt Foundation, and previously served six years on each of the Board of Managers of the Dowd YMCA and the Board of Directors of the Duke Mansion and Lynwood Foundation.

Mr. McDowell’s extensive asset finance experience provides valuable insight to the Board of Directors in relation to the financing of the Company’s portfolio of single-family rental properties. In addition, his extensive accounting experience enables him to provide effective leadership of the Audit Committee and guidance to the Board of Directors in overseeing the financial reporting and accounting aspects of our business.

David B. Reiner. Mr. Reiner was elected to the Board of Directors in December 2012 and served as Chair of the Board of Directors from January 16, 2015 until May 22, 2018. Mr. Reiner was a Managing Director with Regional Real Estate Investment Corporation (“RREIC”), a registered investment advisor that manages private investment funds that make opportunistic real estate investments from July 2011 to April 2019. Prior to joining RREIC, Mr. Reiner served as a Managing Director of Grosvenor Investment Management US Inc. (“GIM”), a real estate investment fund, from 2003 to 2011. At GIM, Mr. Reiner was responsible for the development and implementation of business strategy, capital markets activities, fund and investment development, fund-raising, fund operations and investor relations. He also was a member of the Management and Investment Committees for GIM’s Investment Funds business and served on the Capital Markets Committee of Grosvenor Fund Management Ltd. Prior to that, Mr. Reiner was a Co-founder and Managing Director of Legg Mason Real Estate Investors, Inc., from 2000 until 2003, a specialty real estate lender that provided mezzanine and bridge loans to the commercial real estate industry. From December 2011 to October 2015, Mr. Reiner served on the board of directors and as chairman of the Audit Committee of Home Loan Servicing Solutions, Ltd. (“HLSS”). Prior to joining the HLSS board, he served three years on the board of directors of Ocwen Financial Corporation (“Ocwen”), where he was also a member of both the Audit Committee and the Nomination/Governance Committee. Mr. Reiner holds a Bachelor of Arts from the University of South Carolina in Columbia, South Carolina and a Juris Doctorate from George Mason University School of Law in Fairfax, Virginia. He also completed graduate work in international affairs and economics at the Fletcher School of Law & Diplomacy at Tufts University in Medford, Massachusetts and the Johns Hopkins School of Advanced International Studies in Washington, DC.

Mr. Reiner’s real estate investment expertise, particularly with respect to capital market activities, investment strategies and funding operations, provides insight to the Board of Directors. In addition, his background in economics and public company Audit Committee experience enables him to provide guidance to the Board of Directors in overseeing the financial and accounting aspects of our operations.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE BASED UPON THEIR RESPECTIVE EXPERIENCE, QUALIFICATIONS AND SKILLS IDENTIFIED ABOVE.

In the absence of other instructions, properly signed and delivered WHITE proxy cards will be voted “FOR” the election of each of these nominees.

The Board does NOT endorse any Snow Park nominee and strongly urges you not to sign or return any proxy card that may be sent to you by or on behalf of Snow Park. A WITHHOLD vote with respect to any Snow Park nominee on its proxy card is NOT the same as a vote for any of our Board’s nominees because a WITHHOLD vote with respect to any of Snow Park’s nominees on its proxy card will revoke any previous proxy that you submitted. If you have already voted using a proxy card sent to you by or on behalf of Snow Park, you have every right to change it. The Board urges you to revoke that proxy and to vote “FOR” the Board’s nominees by following the instructions on the enclosed WHITE proxy card to vote for the Board’s nominees and mailing the proxy card in the enclosed pre-paid envelope. Only the latest validly executed proxy that you submit will be counted.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Meetings of the Board of Directors

The Board of Directors plays an active role in overseeing management and representing the interests of our stockholders. Directors are asked to attend all meetings of the Board of Directors and the meetings of committees on which they serve. Directors are also consulted for advice and counsel between formal meetings.

Our Board of Directors held thirteen (13) meetings in 2018. In 2018, no incumbent director attended fewer than 75% of the total number of Board and applicable Committee meetings (held during the period that such director served). The Board of Directors also regularly held executive sessions of the independent Directors. While we do not have a formal policy regarding Director attendance at the Annual Meeting, all of the incumbent members of our Board of Directors attended the 2018 Annual Meeting of Stockholders.

Independence of Directors

Our Corporate Governance Guidelines provide that our Board of Directors must be comprised of a majority of Directors who qualify as independent Directors under the standards of the NYSE.

Our Board of Directors annually reviews the direct and indirect relationships that we have with each Director. The purpose of this review is to determine whether any such transactions or relationships are inconsistent with a determination that the Director is independent. Only those Directors who are determined by our Board of Directors to have no material relationship with the Company and otherwise qualify as independent under applicable SEC and NYSE rules are considered independent. This determination is based in part on the analysis of questionnaire responses that follow the independence standards and qualifications established by NYSE rules and federal securities law. Our current Board of Directors has determined that Mses. Dobbs and Fox and Messrs. Eruzione, Henderson, Reiner, and McDowell are independent Directors. The Board of Directors also previously reached this independence determination for Mr. William P. Wall, who retired from the Board of Directors on March 26, 2018.

Board Leadership Structure

Our Board of Directors has no fixed policy with respect to the separation of the offices of Chair of the Board of Directors and Chief Executive Officer. Our Board of Directors retains the discretion to make this determination on a case-by-case basis from time to time as it deems to be in the best interests of the Company and its stockholders at any given time. The Board of Directors currently believes that separating the positions of Chief Executive Officer and Chair of the Board of Directors is the best structure to fit our needs. Mr. Ellison is our Chief Executive Officer. Mr. Ellison is responsible for our day-to-day operations and for formulating and executing our long-term strategies in collaboration with and under the oversight of the Board of Directors. As Chair of the Board of Directors, Ms. Dobbs leads the Board and oversees meetings of the Board of Directors and the delivery of information necessary for the Board’s informed decision-making.

Director Stock Ownership Guidelines

We recognize the importance of aligning our Board’s interests with those of our stockholders. As a result, the Board has adopted stock ownership guidelines for all of our Directors. Under these guidelines, each Director is expected to accumulate, by July 1, 2021 (or, for Directors that joined after the adoption of such guidelines, by July 1 of the fifth year following the year of becoming a Director), Company stock having a fair market value equal to five times such Director’s annual base cash retainer for acting as a Director. For purposes of these guidelines, shares held in trust or retirement accounts, deferred stock units and restricted stock units (“RSUs”) count toward the ownership guidelines. Each Director is expected to retain 100% of the net after-tax shares received upon vesting and exercise of equity incentive awards until the guidelines are satisfied.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nomination/ Governance Committee. A brief description of these committees is provided below.

Audit Committee. The Audit Committee of our Board of Directors oversees the relationship with our independent registered public accounting firm, reviews and advises our Board of Directors with respect to reports by our independent registered public accounting firm and monitors our compliance with laws and regulations applicable to our operations, including the evaluation of significant matters relating to the financial reporting process and our system of accounting, internal controls, auditing and federal securities law matters and the review of the scope and results of the annual audit conducted by the independent registered public accounting firm.

The members of the Audit Committee since March 2018 have been Ms. Dobbs and Messrs. McDowell and Reiner, and Mr. McDowell has served as the Chair of the Audit Committee since March 2018. Each member of our Audit Committee is independent as defined in regulations adopted by the SEC and NYSE listing standards. Our Board of Directors has determined that all members of our Audit Committee are financially literate and possess accounting or related financial management expertise. Our Board of Directors has also determined that each of Mr. McDowell and Mr. Reiner qualify as “audit committee financial experts” as that term is defined in SEC rules. The Audit Committee met nine (9) times in 2018.

Our Audit Committee operates under a written charter approved by our Board of Directors, a copy of which is available on our website at www.frontyardresidential.com and is available in print to any stockholder who requests it. On an annual basis, the Audit Committee will review and approve its charter. The Audit Committee will also evaluate its performance under its charter annually and deliver a report to the Board setting forth the results of its evaluation, including an assessment of the adequacy of its charter and any recommendations for amendments. The charter was last reviewed by the Audit Committee in May 2018 and is expected to be reviewed and approved in the meeting of the Audit Committee scheduled for May 2019.

Compensation Committee. The Compensation Committee of our Board of Directors oversees the compensation of our Directors and the Company's executive compensation and equity-based plans. Our executive officers are employed by our asset manager, AAMC. Because our executive officers are employed by our asset manager, AAMC, the Compensation Committee does not determine or approve the compensation of our executive officers other than the compensation paid to our dedicated General Counsel and certain awards made under the Front Yard Residential Corporation 2016 Equity Incentive Plan (the “2016 Equity Incentive Plan”).

The Compensation Committee has the authority to retain independent counsel or other advisers at our expense as the Compensation Committee deems necessary in connection with its responsibilities. The Compensation Committee may request that any of our Directors, officers or other persons attend its meetings to provide advice, counsel or pertinent information as the Committee requests.

The members of the Compensation Committee since March 2018 have been Messrs. Eruzione, Henderson, McDowell and Reiner. Mr. Reiner has served as the Chair of the Compensation Committee since December 2012. Each member of the Compensation Committee is independent as defined by NYSE listing standards. While we have no specific qualification requirements for members of the Compensation Committee, the members of the Compensation Committee have knowledge and experience regarding compensation matters as developed through their respective business experience in both management and advisory roles, including general business management, executive compensation and employee benefits experience.

Our Compensation Committee operates under a written charter approved by our Board of Directors, a copy of which is available on our website at www.frontyardresidential.com and is available in print to any stockholder who requests it. On an annual basis, the Compensation Committee will review and approve its charter. The Compensation Committee will also evaluate its performance under its charter annually and deliver a report to the Board setting forth the results of its evaluation, including an assessment of the adequacy of its charter and any recommendations for amendments. The charter was last reviewed by the Compensation Committee in May 2018 and is expected to be reviewed and approved in the meeting of the Compensation Committee scheduled for May 2019. The Compensation Committee met six (6) times in 2018.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2018 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is an officer or employee of the Company or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K, and no executive officer of the Company served or serves on the compensation committee or board of any company that employed or employs any member of the Company’s Compensation Committee or Board.

Nomination/Governance Committee. The Nomination/Governance Committee of our Board of Directors makes recommendations to our Board of Directors of individuals qualified to serve as Directors and committee members for our Board of Directors; advises our Board of Directors with respect to Board of Directors composition, procedures and committees; develops and recommends to the Board of Directors a set of corporate governance principles and oversees the evaluation of our Board of Directors and our management.

The members of the Nomination/Governance Committee since March 2018 have been Ms. Dobbs and Messrs. Eruzione and Henderson. Ms. Dobbs has served as the Chair of the Nomination/Governance Committee since May 2017. Each member and prospective member of our Nomination/Governance Committee is independent as defined in NYSE listing standards. The Nomination/Governance Committee met six (6) times in 2018.

Our Nomination/Governance Committee operates under a written charter approved by our Board of Directors, a copy of which is available on our website at www.frontyardresidential.com and is available in print to any stockholder who requests it. On an annual basis, the Nomination/Governance Committee will review and approve its charter. The Nomination/Governance Committee will also evaluate its performance under its charter annually and deliver a report to the Board setting forth the results of its evaluation, including an assessment of the adequacy of its charter and any recommendations for amendments. The charter was last reviewed by the Nomination/Governance Committee in May 2018 and is expected to be reviewed and approved in the meeting of the Nomination/Governance Committee scheduled for May 2019.

It is the policy of our Nomination/Governance Committee to consider candidates for Director recommended by you, our stockholders. In evaluating all nominees for Director, our Nomination/Governance Committee will take into account the applicable requirements for Directors under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and NYSE listing standards. In addition, our Nomination/Governance Committee will take into account the Company’s best interests as well as such factors as knowledge, experience, skills, expertise, diversity and the interplay of the candidate’s experience with the background of other members of our Board of Directors.

The Nomination/Governance Committee will consider diversity when it recommends Director nominees to the Board of Directors, viewing diversity in an expansive way to include differences in prior work experience, viewpoint, education and skill set. In particular, the Nomination/Governance Committee will consider diversity in professional experience, skills, expertise, training, broad-based business knowledge and understanding of the Company’s business environment when recommending Director nominees to the Board of Directors, with the objective of achieving a Board with diverse business and educational backgrounds. Directors should have individual backgrounds that, when combined, provide a portfolio of experience and knowledge that will serve the Company’s governance and strategic needs. The Nomination/Governance Committee will periodically review the skills and attributes of Board members within the context of the current make-up of the full Board of Directors as the Nomination/Governance Committee deems appropriate. The Nomination/Governance Committee does not discriminate against candidates for the Board of Directors based on race, color, religion, sex, sexual orientation or national origin.

The Nomination/Governance Committee will periodically assess the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are anticipated. Various potential candidates for Director will then be identified. Candidates may come to the attention of the Nomination/Governance Committee through current members of the Board of Directors, professional search firms, legal and financial advisors, stockholders or industry sources.

In connection with this evaluation, one or more members of the Nomination/Governance Committee, and others as appropriate, may request an interview of prospective nominees. After completing this interview and evaluation, the Nomination/Governance Committee will make a recommendation to the full Board of Directors as to the persons, if any, who should be nominated by the Board of Directors. The Board of Directors will determine the nominees after considering the recommendation of the Nomination/Governance Committee. Should a stockholder recommend a candidate for Director, our Nomination/Governance Committee would evaluate such candidate in the same manner that it evaluates any other nominee.

If you want to recommend persons for consideration by our Nomination/Governance Committee as nominees for election to our Board of Directors, you can do so by writing to our Corporate Secretary at c/o Altisource Asset Management Corporation, 5100 Tamarind Reef, Christiansted, United States Virgin Islands 00820. You should provide each proposed nominee’s name, biographical data and qualifications. Your recommendation should also include a written statement from the proposed nominee consenting to be named as a nominee and, if nominated and elected, to serve as a Director.

Corporate Governance Guidelines

The Corporate Governance Guidelines adopted by our Board of Directors provide guidelines for us and our Board of Directors to ensure effective corporate governance. The Corporate Governance Guidelines cover topics such as Director qualification standards, Board of Directors and committee composition, Director responsibilities, Director access to management and independent advisors, Director compensation, Director orientation and continuing education, management succession and annual performance appraisal of the Board of Directors.

Our Nomination/Governance Committee reviews our Corporate Governance Guidelines at least once a year and, if necessary, recommends changes to our Board of Directors. Our Corporate Governance Guidelines are available on our website at www.frontyardresidential.com and are available to any stockholder who requests them by writing to our Corporate Secretary at c/o Altisource Asset Management Corporation, 5100 Tamarind Reef, Christiansted, United States Virgin Islands 00820.

Communications with Directors

If you desire to contact our Board of Directors or any individual Director regarding Front Yard, you may do so by mail addressed to our Corporate Secretary at c/o Altisource Asset Management Corporation, 5100 Tamarind Reef, Christiansted, United States Virgin Islands 00820. All stockholder communications received in writing are distributed to our Board of Directors if addressed to the full Board or to individual Directors if addressed to them individually.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our Directors and executive officers, including our principal executive officer. We also adopted a Code of Ethics for Senior Financial Officers that applies to our principal financial officer and principal accounting officer. Any waivers from the Code of Business Conduct and Ethics or the Code of Ethics for Senior Financial Officers must be approved by our Board of Directors or the Audit Committee and will be subsequently disclosed when required by SEC or applicable exchange rules. The Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers are available on our website at www.frontyardresidential.com and is available to any stockholder who requests a copy by writing to our Corporate Secretary at c/o Altisource Asset Management Corporation, 5100 Tamarind Reef, Christiansted, United States Virgin Islands 00820. Any amendments to the Code of Business Conduct and Ethics or the Code of Ethics for Senior Financial Officers, as well as any waivers that are required to be disclosed under SEC or exchange rules, will either be posted on our website at www.frontyardresidential.com or otherwise disclosed in accordance with such rules.

Risk Management and Oversight Process

Our Board of Directors and each of its committees are involved with the oversight of the Company’s risk management.

The Board of Directors and the Audit Committee monitor Front Yard’s credit risk, liquidity risk, regulatory risk, operational risk, cybersecurity risk and enterprise risk by regular reviews with management and internal and external auditors. In its periodic meetings with internal and external auditors, the Audit Committee discusses the scope and plan for the internal audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs.

In its periodic meetings with the external auditors, the Audit Committee discusses the external audit scope, the external auditors’ responsibility under the Standards of the Public Company Accounting Oversight Board (“PCAOB”), accounting policies and practices and other required communications. In addition, through regular reviews with management and, at times, certain employees of AAMC, the Nomination/Governance Committee assists the Board of Directors in monitoring the Company’s governance and succession risks, and the Compensation Committee assists the Board of Directors in monitoring our compensation policies and related risks.

The Board of Directors’ role in risk oversight is consistent with the Company’s leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and our Chair, the Board of Directors and its committees providing oversight in connection with these efforts. Our Investment Committee, which is comprised of our Chair, our Chief Executive Officer and our Chief Financial Officer, has responsibility for assessing and managing the Company’s risk exposure with respect to transactional and counterparty risk.

BOARD OF DIRECTORS COMPENSATION

The following table discloses cash compensation received by and stock awards that were granted for each non-management member of our Board of Directors who served as a Director during fiscal year 2018. Management members of our Board of Directors do not receive compensation for their service as a Director.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
Rochelle R. Dobbs (2)	$138,900	$75,001	$213,901
Michael A. Eruzione (2)	68,050	75,001	143,051
Wade J. Henderson (2)	70,312	75,001	145,313
George W. McDowell (2)	76,843	75,001	151,844
David B. Reiner (2)	115,575	75,001	190,576
William P. Wall (3)	31,931	—	31,931
____________________

(1)
On May 24, 2018, Ms. Dobbs and Messrs. Eruzione, Henderson, Reiner and McDowell, being the non-management members of the Board of Directors serving as of such date, were each awarded 7,049 RSUs under the Company’s 2016 Equity Incentive Plan for their service to the Board for the period commencing May 23, 2018 to the date of the 2019 Annual Meeting of Stockholders. Upon vesting, the RSUs settle for shares of common stock upon the earlier of the third anniversary of the grant date and the termination of the director’s service, subject to acceleration or forfeiture. The number of RSUs awarded was determined by dividing $75,000 by a share price of $10.64, which was the closing sales price of our common stock on the NYSE on May 24, 2018 and represents the grant date fair value calculated in accordance with FASB ASC 718.

(2)	As of December 31, 2018, each of Ms. Dobbs and Messrs. Eruzione, Henderson, McDowell and Reiner had 7,049 RSUs outstanding.

(3)	Mr. Wall stepped down as a Director of Front Yard on March 26, 2018.

Cash Compensation

The Company’s Director compensation plan provides the following cash compensation to our non-management Directors in quarterly installments, paid in arrears for their services for the prior quarter:

•	an annual retainer of $60,000;

•	an additional $75,000 to the Chair of the Board of Directors;

•	an additional $15,000 to the Audit Committee chairperson;

•	an additional $10,000 to all committee chairpersons (other than the Audit Committee chairperson); and

•	an additional $5,000 to all committee members, including the committee chairperson.

In addition, the Company’s Directors may receive additional compensation for service on special committees. In 2018, each of Ms. Dobbs and Mr. Reiner received $19,000, Mr. Henderson received $4,212, Mr. McDowell received $13,712 and Mr. Wall received $12,411 for service on special committees.

Equity Compensation

The 2016 Equity Incentive Plan was approved at the Annual Meeting of Stockholders on June 1, 2016. The 2016 Equity Incentive Plan is described below in “Compensation Discussion and Analysis – Equity Compensation – Description of the 2016 Equity Incentive Plan.”

Our non-management Directors receive annual grants of RSUs issued under the Company’s 2016 Equity Incentive Plan. These RSUs are eligible for settlement in the number of shares of our common stock having a fair market value of $75,000 on the date of grant for the 2018-2019 service year ($60,000 for the 2016-2017 and 2017-2018 service years). “Fair Market Value” is defined under the 2016 Equity Incentive Plan as the closing price per share of our common stock in the principal market in which our common stock is traded. RSUs are expected to be granted after each annual organizational meeting of the Board of Directors, which typically follows the Annual Meeting. The RSUs vest on the earlier of the first anniversary of the date of grant and the first annual meeting of the Company’s stockholders occurring immediately after the date of grant, with distribution mandatorily deferred for an additional two years thereafter (subject to earlier distribution upon the applicable Director’s separation from the Board of Directors). Our non-management Directors accumulate RSUs earned as equity compensation on a tax-deferred basis until the earlier of the third anniversary of the grant of the RSUs or the applicable Director’s separation from the Board of Directors. The awards are expected to be issued together with dividend equivalent rights. In respect of dividends paid to our stockholders prior to the vesting date, dividend equivalent rights accumulate and are paid in a lump sum in cash following the vesting date, contingent on the vesting of the underlying award. During any period thereafter when the award is vested but remains subject to settlement, dividend equivalent rights are paid in cash on the same timeline as underlying dividends are actually paid to our stockholders. The awards may, in the future, be eligible for additional deferral at the election of each non-management Director.

Other Compensation

Directors are reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the Board of Directors and its committees.

Any Director compensation may be prorated for a Director serving less than a full one (1) year term as in the case of a Director joining the Board of Directors after an Annual Meeting but during the service year.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to each person who currently serves as one of our executive officers as of [•], 2019.

Name	Age	Position
George G. Ellison	60	Chief Executive Officer and Director
Robin N. Lowe	54	Chief Financial Officer
Stephen H. Gray	48	Chief Administrative Officer and Senior Counsel
Michael G. Lubin	43	General Counsel and Corporate Secretary
Rene Dittrich	47	Chief Accounting Officer

The principal occupation for at least the last five (5) years, as well as certain other biographical information, for each of our executive officers that is not a Director is set forth below. Mr. Ellison’s information is provided in the section of this Proxy Statement entitled “ELECTION OF DIRECTORS (Proposal One).”

Robin N. Lowe. Mr. Lowe has served as our Chief Financial Officer since October 2014 and has also served as the Chief Financial Officer of AAMC since October 2014. He oversees all of our financial affairs, including financial reporting, treasury, tax and shareholder relations. Prior to his appointment, Mr. Lowe served as Chief Financial Officer of CitiMortgage Inc. from October 2012 to July 2014. From May 2010 to September 2012, Mr. Lowe served as Chief Financial Officer of Citibank Korea, and from October 2008 to April 2010, he served as Chief Financial Officer of Citibank’s South East Asia Pacific region. From May 1995 to September 2008, Mr. Lowe served in lead finance roles with Citibank in various countries and regions. Mr. Lowe is a Fellow of the Institute of Chartered Accountants in England and Wales of which he has been a member since 1992. He holds a Master’s Degree in Classics and a Bachelor of Arts, with honors, from Oxford University.

Stephen H. Gray. Mr. Gray served as our General Counsel and Corporate Secretary from December 2012 until January 2016 when he was appointed as our Chief Administrative Officer and Senior Counsel. Mr. Gray has also served as the General Counsel and Corporate Secretary of AAMC since November 2012. Prior to joining AAMC, Mr. Gray was General Counsel and Corporate Secretary of LaBranche & Co Inc., a publicly traded financial services company in New York, New York, from May 2004 to December 2011, and was a consulting attorney for The Nielsen Company, a global information and measurement company, during 2012. From June 1998 to May 2004, Mr. Gray was a corporate and securities attorney at the law firm of Fulbright & Jaworski L.L.P. in New York, New York, specializing in, among other things, securities offerings, mergers and acquisitions and general corporate reporting for public and private companies. From January 1996 to June 1998, he was a corporate and securities attorney at the law firm of Brock, Silverstein & McAuliffe, LLC, in New York, New York. He holds a Bachelor of Arts in History from Hobart College and a Juris Doctorate from Widener University School of Law.

Michael G. Lubin. Mr. Lubin has served as our General Counsel and Corporate Secretary and has also served as Senior Vice President of AAMC since January 18, 2016. Prior to joining the Company, Mr. Lubin served as Senior Vice President and General Counsel of Home Loan Servicing Solutions, Ltd. from March 2014 to December 2015. From July 2007 to February 2014, Mr. Lubin was an attorney in the Cayman Islands office of Ogier, an international law firm, where he was part of the firm’s corporate and investment funds practice groups and specialized in corporate law and the structuring, establishment and operation of hedge funds and private equity funds. From July 2005 to July 2007, Mr. Lubin was legal counsel at Bell Canada in Toronto, Ontario where he advised the company in relation to both revenue generating and procurement transactions. From September 2003 to July 2005, he was a corporate attorney at the law firm Davies Ward Phillips & Vineberg LLP, in Toronto, Ontario. He holds a Bachelor of Arts in English from Bishop’s University and a Bachelor of Laws from the University of Manitoba.

Rene Dittrich. Mr. Dittrich has served as our Chief Accounting Officer and has also served as Chief Accounting Officer of AAMC since May 10, 2017. Prior to joining Front Yard, Mr. Dittrich held several positions at Credit Suisse in Zurich, Switzerland, New York, NY and Raleigh, NC over a 19-year career. Most recently, from 2011 through April 2017, Mr. Dittrich led the U.S. accounting function for Credit Suisse and also acted as the Site Lead for the finance group in Credit Suisse’s North Carolina Corporate Center. In this role, Mr. Dittrich focused on financial reporting, regulatory reporting, accounting policy and tax. Prior to 2011, Mr. Dittrich also served as, among other things, Chief Operating Officer for the Regional Controller with oversight for Credit Suisse’s locations in Brazil, Mexico, the Bahamas and Canada and as Vice President of Budgeting and Strategic Planning. Mr. Dittrich is a licensed CPA and has a Bachelor’s degree and a Master’s degree in Business from Zurich University, Switzerland.

Compensation Discussion and Analysis

Our executive officers are employed by our asset manager, AAMC. Certain of our day-to-day management functions are performed by AAMC pursuant to an asset management agreement between AAMC and us, as described more fully in “Business Relationships and Related Party Transactions.” Pursuant to the asset management agreement, AAMC provides us with a management team, including a Chief Executive Officer, and is responsible for the compensation of the Chief Executive Officer and AAMC’s other executive officers who provide services to us. Our named executive officers are, Mr. Ellison, our Chief Executive Officer; Mr. Lowe, our Chief Financial Officer; Mr. Gray, our Chief Administrative Officer and Senior Counsel; Mr. Lubin, our General Counsel and Corporate Secretary; and Mr. Dittrich, our Chief Accounting Officer. With the exception of Mr. Lubin, our named executive officers, including our Chief Executive Officer, do not receive cash compensation from us for services rendered to us. We appointed Michael G. Lubin as our General Counsel and Corporate Secretary effective January 18, 2016, and Mr. Lubin is the only named executive officer that receives any cash compensation from us. Mr. Lubin’s compensation was determined by our Compensation Committee. Mr. Lubin is paid by a subsidiary of AAMC, but his entire compensation and benefits are reimbursed by Front Yard.

On May 24, 2018, service-based and market-based RSUs were granted to certain employees of AAMC, including Messrs. Ellison, Lowe, Gray and Lubin, and only service-based RSUs were granted to Mr. Dittrich, pursuant to the 2016 Equity Incentive Plan. We did not provide any of our named executive officers with pension benefits, perquisites or other personal benefits in 2018; however, we did reimburse AAMC for certain benefits payable to Mr. Lubin.

Executive Summary

Performance Highlights for 2018 and Recent Developments

•	Acquired property manager HavenBrook Partners, LLC, thereby commencing the internalization of the property management function.

•	Completed transition of properties managed by our external property managers to our internal property management platform ahead of schedule.

•	Completed the acquisition of 3,306 homes.

•	Increased rental revenue by 48% over 2017 to $183.0 million.

•	Improved interest rate risk protection: 87% of debt had fixed or capped rates at December 31, 2018 compared to 64% at December 31, 2017.

•	Extended weighted average debt maturity to 5.5 years at December 31, 2018 from 3.5 years at December 31, 2017.

•	Reduced non-core assets to 104 real estate owned properties and 74 mortgage loans at December 31, 2018.

We believe our strong operational achievements in 2018 were not reflected in our stock price performance during 2018; however, we believe the achievements made by Front Yard of its strategic objectives have and will continue to enhance long-term stockholder value.

Pay for Performance

The executive compensation program (i.e., salary, annual cash incentive and equity compensation for Mr. Lubin and equity compensation for the other named executive officers) is designed to support our pay-for-performance philosophy and maximize long-term stockholder value by directly aligning the interests of our executive officers with those of our stockholders:

•
100% of pay is provided in the form of at-risk equity compensation (except for our General Counsel, Michael Lubin, for whom we reimburse base salary and cash incentive compensation and pay at-risk equity compensation).

•
50% of equity grant value is performance-contingent, with earn-out requiring strong and sustained total stockholder return (“TSR”) growth before any value can be realized by our Chief Executive Officer, Chief Financial Officer, Chief Administrative Officer or General Counsel.

•	The value of our officers’ annual equity awards is generally targeted near the median of our peer group.

The executive compensation program is working as intended. As illustrated below, pay delivery has tracked with TSR performance since the start of the program in 2016. Focusing on the CEO, through December 31, 2018, he has or was tracking to realize only 43% of the grant value as reported in the summary compensation table of the proxy, reflecting TSR performance that has fallen short of targeted levels and no value-delivery, to date, from performance-contingent equity awards.

Realizable Value of CEO's 2016-2018 Equity Awards
Millions
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$1.25M
$625K Target PSOs Granted
$625K RSUs Granted
-42%
$725K (realizable value from 2016 RSUs incl. cash dividends)
$1.70M
$850K Target PSOs Granted
$850K RSUs Granted
-67%
$565K (realizable value from 2017 RSUs incl. cash dividends)
$1.75M
$875K Target PSUs Granted
$875K RSUs Granted
-59%
$718K (realizable value from 2018 RSUs incl. cash dividends)
$1.57M
$783K Target Perf. Equity Granted
$783K RSUs Granted
-57%
$669K (realizable value from 2016-18 RSUs incl. cash dividends)
Target Value
Pay Delivery
2016
2017
2018
2016-2018 Average

A portion of these awards are currently outstanding, and the CEO’s ability to realize higher levels of pay is conditioned on driving improved TSR for our stockholders.

Say on Pay Vote

Since the inception of the executive compensation program, we have received consistently strong stockholder support. Our advisory vote to ratify named executive officers' compensation (i.e., our Say on Pay vote) passed with 97.6% stockholder support at the 2017 annual stockholder meeting and 98.5% stockholder support at the 2018 annual stockholder meeting. We considered the 2017 and 2018 stockholder vote, our pay-for-performance philosophy, peer data, as well as well as other factors and decided to maintain our executive compensation program for 2018. We will continue to consider our stockholders’ input in various facets of our business, including executive compensation.

Compensation Consultant

To further the objectives of our executive compensation program, our Compensation Committee conducted an analysis of the compensation levels of our named executive officers in conjunction with an independent compensation consultant, F.W. Cook & Co. (“F.W. Cook”). F.W. Cook provided research, data analyses, survey information and design expertise in assisting with the development of the Company’s equity compensation program. A representative of F.W. Cook attended multiple meetings of the Compensation Committee, where guidance was provided on (i) the size of a competitive annual equity budget; (ii) competitive individual annual grant values, awards types, vesting provisions and the design of performance-based awards; and (iii) the competitiveness of total compensation opportunities for our named executive officers, based on the compensation practices of peer groups made up of both internally managed and externally managed companies of similar size and business focus to Front Yard (listed below). The Compensation Committee considered the information provided by F.W. Cook prior to making its determination regarding the equity compensation of our named executive officers.

Externally Managed Peers	Internally Managed Peers
AG Mortgage Investment Trust, Inc.	American Assets Trust
Anworth Mortgage Asset Corporation	American Homes 4 Rent
Apollo Commercial Real Estate Finance, Inc.	BRT Apartments
Arbor Realty Trust Inc.	Dynex Capital
Ares Commercial Real Estate Corporation	EdR
Blackstone Mortgage Trust, Inc.	Hannon Armstrong
CIM Commercial Trust Corporation	Independence Realty
MTGE Investment Corp	Investors Real Estate Trust
Orchid Island Capital, Inc.	iStar
PennyMac Mortgage Investment Trust	Ladder Capital
Preferred Apartment Communities, Inc.	RAIT Financial Trust
Resource Capital Corp.	Redwood Trust
Select Income REIT	STORE Capital
Western Asset Mortgage Capital Corporation	UMH Properties
Washington REIT

Role of Executive Officers in Compensation Decisions

The Chief Executive Officer is involved in the design and implementation of our executive compensation under the 2016 Equity Incentive Plan and is typically present at Compensation Committee meetings, except that the Chief Executive Officer is not present during any voting or deliberations on his equity compensation. In 2018, based on the analysis and recommendations of F.W. Cook, the Chief Executive Officer made recommendations to the Compensation Committee regarding proposed equity awards for our named executive officers (other than himself, whose award was proposed by the Compensation Committee). The Compensation Committee exercises its discretion in accepting, rejecting and/or modifying any such executive compensation recommendations and approves all awards under the 2016 Equity Incentive Plan. As noted above, Mr. Ellison was also involved with and recommended Mr. Lubin’s 2018 year-end incentive compensation for consideration and approval by the Compensation Committee.

Cash Compensation

In 2018, we did not pay any cash compensation directly to any of our named executive officers with the exception of Mr. Lubin. As noted above, Mr. Lubin is paid by a subsidiary of AAMC, but his entire cash compensation and benefits are reimbursed by Front Yard.

Our named executive officers are officers of AAMC and received their cash compensation in 2018 directly from AAMC. AAMC makes decisions relating to the cash compensation of our named executive officers, other than Mr. Lubin, based on such factors as AAMC and its Compensation Committee determines are appropriate. The AAMC

Compensation Committee and AAMC management have the authority to establish incentive compensation award guidelines.

The current compensation package for Mr. Lubin consists of base salary and annual incentive compensation. For 2018, Mr. Lubin’s base salary was $325,000, and Mr. Lubin had a targeted annual cash incentive award that is expressed as a percentage of his annual cash total compensation of 40% to 55%. AAMC’s annual incentive-based cash compensation is structured to motivate executives, including Mr. Lubin, to achieve pre-established key performance indicators, including the corporate goals for Front Yard discussed below, by rewarding the executives for such achievement. For 2018, the Compensation Committee of Front Yard approved cash incentive compensation to Mr. Lubin of $350,000, which represented 52% of his total cash compensation for 2018.

The Company’s Compensation Committee reviews the recommendation of the Chief Executive Officer with respect to Mr. Lubin’s annual incentive compensation and can determine to amend such annual incentive compensation based on such factors as it determines are appropriate, including market information and individual performance. In coming to his recommendation to the Compensation Committee regarding Mr. Lubin’s annual incentive compensation, the Chief Executive Officer also considers those elements of the AAMC executive scorecard that are attributable to Front Yard’s performance. As Mr. Lubin is the sole named executive officer whose compensation is reimbursed by Front Yard, the Company does not have a separate corporate scorecard solely for Mr. Lubin.

AAMC utilizes a balanced individualized scorecard methodology for evaluating key executives that incorporates multiple financial and non-financial performance indicators developed through its annual strategic planning process. These performance indicators typically include elements designed to enhance the performance of Front Yard and generate long-term value for Front Yard’s stockholders. In 2018, Front Yard’s Chief Executive Officer’s recommendation regarding Mr. Lubin’s annual incentive compensation included an evaluation of his individual performance and the achievement levels for the following scorecard elements: (i) the extent to which Front Yard was able to maintain its financing arrangements to ensure adequate liquidity to support Front Yard's business objectives, (ii) the growth in the number of rental homes under management at appropriate yields, (iii) the extent to which Front Yard’s stabilized rental home metrics improved and (iv) the amount of progress that was made on sales of non-rental assets to recycle liquidity and improve Front Yard's purchasing power. In addition, Mr. Lubin’s individual performance evaluation included consideration of his performance in relation to relation to Front Yard litigation management, transaction performance and process efficiency, external legal counsel and advisor cost management and hiring and development of key talent within the Front Yard legal department. For further discussion regarding the AAMC corporate scorecard and performance against goals related to Front Yard, see “Supplemental Compensation Disclosure.”

On March 31, 2015, we and our subsidiary, Front Yard Residential, L.P., entered into the current asset management agreement with AAMC (the “AMA”). As noted above, under the AMA, AAMC is responsible for the salary, benefits and other compensation of its employees who provide services to us but is entitled to reimbursement for the salary, benefits and other compensation attributable to Front Yard’s dedicated General Counsel, Mr. Lubin. For the year ended December 31, 2018, Front Yard reimbursed AAMC for an aggregate of approximately $1,182,752 of expenses, which consists of out-of-pocket expenses incurred by AAMC on Front Yard’s behalf and the compensation of the General Counsel dedicated to Front Yard. For further discussion of the terms of the AMA, including the fees payable to AAMC, see “Business Relationships and Related Party Transactions.”

Equity Awards

Description of the 2016 Equity Incentive Plan

The Company adopted the 2016 Equity Incentive Plan to afford an incentive to officers, non-employee directors, employees, advisors and consultants of the Company and its affiliates (including Altisource Asset Management Corporation) to continue as officers, non-employee directors, employees, advisors or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company’s business.

The 2016 Equity Incentive Plan is administered by the Company's Compensation Committee. The Compensation Committee has complete, full and final authority to: designate participants; determine the types of awards to be granted; determine the terms of awards; interpret and administer the 2016 Equity Incentive Plan and any agreements and awards thereunder; prescribe forms of award; adopt, amend, suspend, waive and rescind such rules and regulations as are necessary or advisable to administer the 2016 Equity Incentive Plan; correct any defect, supply any omission, reconcile any inconsistency, resolve any ambiguity and construe and interpret the 2016 Equity Incentive Plan and rules, regulations, award agreements and other instruments and awards entered into thereunder; make all other decisions and determinations required under the 2016 Equity Incentive Plan or deemed necessary or advisable for the administration of the 2016 Equity Incentive Plan; and make filings and take actions required by appropriate state, regulatory and governmental agencies. Each award granted under the 2016 Equity Incentive Plan is, and will be, evidenced by a written award agreement between the participant and us, which describes the award and states the terms and conditions to which the award is subject.

Awards may be granted under the 2016 Equity Incentive Plan in a maximum number of 3,073,746 shares of our common stock, subject to adjustment as provided under the 2016 Equity Incentive Plan. This share reserve is reduced by the number of shares of our common stock subject to outstanding awards. If all or a portion of an award is forfeited, terminated or paid in a form other than shares of our common stock, then the shares subject to that award or portion thereof will again be available for issuance under the 2016 Equity Incentive Plan. Awards under the 2016 Equity Incentive Plan may be granted to officers, non-employee directors, employees, advisors and consultants of the Company and its affiliates.

Awards may be granted to eligible participants in the form of stock options, restricted stock, restricted stock units, stock appreciation rights, performance awards and other stock-based awards. Awards may be granted alone or in tandem with other awards, or in substitution for awards in connection with certain corporate acquisitions, and may be granted with or without dividend or dividend equivalent rights. The maximum aggregate number of shares of our common stock for which any single form of award may be granted to any single participant in any single calendar year is limited to 300,000 shares. The aggregate value of all compensation paid or provided to any of our non-employee directors (excluding any non-employee director who is an executive officer of us or one of our affiliates), under the 2016 Equity Incentive Plan or otherwise, in respect of a single calendar year is limited to $350,000.

2018 Equity Awards

On May 24, 2018, the Compensation Committee awarded service-based and market-based RSUs to Messrs. Ellison, Lowe, Gray, Lubin and Dittrich, pursuant to the 2016 Equity Incentive Plan and their respective award agreements (collectively, the “NEO Equity Award Agreements”) as well as to certain other non-executive employees of AAMC. With the exception of Mr. Dittrich, the grant date fair value of their awards were divided equally between service-based RSUs and market-based RSUs based on the Company’s share price performance as described below. The Compensation Committee determined not to include market-based RSUs as a component of the compensation of Mr. Dittrich as Chief Accounting Officer. Mr. Ellison was awarded 82,237 service-based RSUs and 103,306 market-based RSUs. Messrs. Lowe, Gray and Lubin were each awarded 18,797 service-based RSUs and 23,613 market-based RSUs. Mr. Dittrich was awarded 14,098 service-based RSUs. The service-based and market-based RSUs had a weighted average grant date fair value of $10.64 per share and $8.47 per share, respectively. The service-based RSUs will vest in equal annual installments on each of the first three anniversaries of the grant date, subject to acceleration or forfeiture. The market-based RSUs will vest in three equal annual installments on the later of the anniversary of the award date and the date of the satisfaction of certain performance criteria, in each case, on the first, second and third anniversaries of the award, subject to acceleration or forfeiture. The performance criteria for the market-based RSUs is satisfied on the date on which the sum of (a) the average price per share for the consecutive 20 trading-day period ending on such date plus (b) the amount of all reinvested dividends, calculated on a per-share basis from the date of grant through such date, equals or exceeds 125% of the price per share on the date of grant (the “Performance Goal”). The Performance Goal must be attained no later than the fourth anniversary of the grant date; otherwise, the market-based RSUs expire.

In determining the awards for our named executive officers, the Compensation Committee considered the valuable and substantial contributions they had made to achieving Front Yard's strategic objectives, the importance to us of retaining and incentivizing them and the analysis prepared by F.W. Cook comparing our compensation structure to those of companies in the industry in which Front Yard competes.

Termination or Change in Control

As discussed below under “Executive Compensation - Potential Payments Upon Termination or Change in Control,” the Company has entered into change in control severance agreements with our named executive officers pursuant to which each executive is entitled to certain severance payments and benefits if an executive has a qualifying termination (without “cause” or with “good reason”) within two years following a change in control. Additionally, under AAMC’s employment arrangements with Mr. Lubin, in the event that his employment is terminated by AAMC without “cause,” he would be entitled to certain severance benefits, which would be reimbursed by us. Pursuant to each of the NEO Equity Award Agreements, the executives would be entitled to pro-rata vesting upon a qualifying termination not in connection with a change in control and full vesting upon a qualifying termination in connection with a change in control (the latter, consistent with the treatment in the change in control severance agreements). We believe these payments, which provide a level of financial security following a loss of employment, are important to attract and retain our executives. In the context of a change in control, these payments also serve to align the interests of our executives with the interests of our shareholders by providing incentives for retention, for business continuity purposes.

Clawback Policy

The Company has a clawback policy that applies to all equity awards upon an accounting restatement due to the material noncompliance of the Company.

Supplementary Compensation Disclosure

During 2018, base salary and annual incentive compensation paid by AAMC to its employees who are our named executive officers, other than Mr. Lubin, totaled $2,459,385 in the aggregate, or approximately 16.7% of the management fees of $14,742,991 paid by us to AAMC. Of the $2,459,385 paid by AAMC to its employees who are our named executive officers, 62.6% or $1,539,385 was paid as base salary and 37.4% or $920,000 was paid in the form of annual cash incentive compensation. None of these amounts, other than amounts paid to Mr. Lubin, are reimbursed or paid by Front Yard, as they are solely covered by the base management fee paid to AAMC.

Under AAMC’s annual cash incentive compensation plan, AAMC employees who are our named executive officers can earn cash incentive compensation awards as determined by the AAMC Compensation Committee. The AAMC Compensation Committee and AAMC management have the authority to establish incentive compensation award guidelines. Each named executive officer has a targeted annual cash incentive award that is expressed as a percentage of his or her annual cash total target compensation. In 2018, 42-62% of total annual cash target compensation was payable to AAMC’s named executive officers only upon achievement of certain scorecard and individual performance levels. The appropriate targeted percentage varies based upon the nature and scope of each named executive officer’s responsibilities.

AAMC’s annual incentive-based cash compensation is structured to motivate executives to achieve pre-established key performance indicators by rewarding the executives for such achievement. AAMC seeks to accomplish this by utilizing a balanced scorecard methodology that incorporates multiple financial and non-financial performance indicators developed through its annual strategic planning process. A corporate scorecard is approved by the AAMC Compensation Committee and/or the full AAMC board of directors and is utilized by the AAMC Compensation Committee as a factor to determine the appropriate amount of incentive compensation to be paid to AAMC employees who are our named executive officers.

For 2018, AAMC’s corporate scorecard remained substantially unchanged from the corporate scorecard approved by AAMC’s Board of Directors in 2017, with the exception of certain performance goals that were adjusted to reflect updated 2018 strategic objectives following the goals that had been achieved in 2017, based in substantial part on the corporate goals that were most important to Front Yard as its primary client.

The corporate scorecard for 2018 for matters related to Front Yard and its performance is detailed below:

Goal/Strategic Initiative		Metric	Performance Goals	Performance Goal Achievement
1.	Maintain financing arrangements/ensure adequate liquidity	Financing facilities and available liquidity for Front Yard are sufficient to support business objectives	Push out maturities of financing; fix interest rates where appropriate/beneficial; increase and/or stabilize funding capacity
Weighted average debt maturity increased to 5.5 years at December 31, 2018 compared to 3.5 years at December 31, 2017; 87% of debt had fixed or capped rates at December 31, 2018 compared to 64% at December 31, 2017. New10 year Freddie Mac $509 million term loan with 4.65% fixed rate. Refinanced prior $489 million loan into a $505 million loan using same collateral with Morgan Stanley at 148.5bps lower credit spread.

2.	Increase rental homes under management for Front Yard at appropriate yields	Increase number of homes in Front Yard’s rental portfolio. Maximize the number of purchased/rented homes based on market opportunities	Meaningfully increase the size of Front Yard’s rental portfolio through purchase of rental homes at appropriate yields	Stabilized rental portfolio of 14,383 homes, up 23% over December 31, 2017. Increased rental revenue by 48% over the full year 2017 to $183.0 million for the year ended December 31, 2018.
3.	Improve Front Yard’s stabilized rental home operating metrics	Continue to improve Front Yard’s operating metrics to be in line with or exceed single-family rental competitors	Achieve or exceed industry standard operating metrics for Stabilized Rental Net Operating Income (“Stabilized Rental NOI”) and Stabilized Rental NOI Margin
Achieved and improved target Stabilized Rental Net Operating Income and Stabilized Rental NOI Margin before acquisition of HavenBrook Partners, LLC. Maintained strong stabilized rental operating metrics during transition of property management to internal platform in second half of 2018.

4.	Maintain appropriate capital markets flow	Continue to complete sales of non-rental assets to recycle liquidity and improve Front Yard’s purchasing power; complete and/or collapse securitizations as appropriate	Continue sales of remaining non-rental real-estate owned (“REO”) properties to dispose of legacy assets and generate liquidity for purchases of stabilized single-family rental properties	Sold 386 legacy REO properties, reducing the portfolio of legacy REO properties by 79% to 104 at December 31, 2018 from 490 at December 31, 2017

Goal/Strategic Initiative		Metric	Performance Goals	Performance Goal Achievement
5.	Individual performance - personal evaluation
Efforts to grow revenue and improve profitability, reduce costs, identify and prevent litigation, own and articulate vision, build corporate culture and morale, decision making, succession planning, diagnose problems and identify solutions, maintain effective processes

			Per individual	To be determined by Compensation Committee with recommendation of CEO for all but himself

The components related to Front Yard in each scorecard are weighted based on relevance to Front Yard’s ultimate performance and the achievement of its corporate strategy.

The scorecards are communicated to all incentive eligible executives by the executive's immediate supervisor, which in the case of all of Front Yard’s named executive officers other than Mr. Ellison is the Chief Executive Officer. This incentive compensation structure is intended to align the goals of our incentive eligible employees with the overall success of AAMC and Front Yard, as AAMC’s primary client, while establishing clear performance standards within their respective business or support units.

The 2018 personal scorecards for Mr. Ellison and each of Messrs. Lowe, Gray and Dittrich were based on the corporate scorecard goals set forth in the table above, separate AAMC corporate scorecard objectives and an evaluation of their individual performance and leadership as a whole. Each of the goals were weighed and applied by AAMC’s Compensation Committee for each named executive officer in determining his performance against the goals on an overall basis, taking into consideration their individual performance and the industry compensation levels of the peers.

For our executives other than Mr. Ellison, Mr. Ellison presents performance appraisal scores to the Compensation Committee of AAMC and makes recommendations as to the incentive compensation for each such executive officer. Given the separate financial performance of AAMC in 2018, the AAMC Compensation Committee determined to keep flat or reduce the cash compensation payable to the AAMC named executive officers.

In determining to approve the cash incentive compensation for Mr. Lubin, the Front Yard Compensation Committee considered the valuable and substantial contributions he had made to Front Yard in 2018, the importance to us of retaining and incentivizing him, and the analysis prepared by F.W. Cook comparing the compensation structure for Mr. Lubin to those of companies in the industry in which Front Yard competes.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table discloses compensation received by our named executive officers for fiscal years 2016, 2017 and 2018. As described under “Compensation Discussion and Analysis” above, under the AMA, AAMC is responsible for the salary, benefits and other compensation of its employees who provide services to us but is entitled to reimbursement for the salary, benefits and other compensation attributable to Front Yard’s dedicated General Counsel, Mr. Lubin. Accordingly, the Summary Compensation Table below includes the salary, non-equity incentive compensation and other compensation for Front Yard’s dedicated General Counsel only. The RSUs and stock options awarded to each of our named executive officers pursuant to the 2016 Equity Incentive Plan are disclosed in the Summary Compensation Table.

Name and Principal Position	Year	Salary (1)	Stock Awards (2)		Non-Equity Incentive Compensation (1)	All Other Compensation (1)		Total
George G. Ellison, Chief Executive Officer	2018	$—	$1,750,004		$—	$—		$1,750,004
	2017	—	1,700,006		—	—		1,700,006
	2016	—	1,196,774	(3)	—	—		1,196,774
Robin N. Lowe, Chief Financial Officer	2018	—	400,002		—	—		400,002
	2017	—	350,003		—	—		350,003
	2016	—	249,998		—	—		249,998
Stephen H. Gray, Chief Administrative Officer and Senior Counsel	2018	—	400,002		—	—		400,002
	2017	—	350,003		—	—		350,003
	2016	—	249,998		—	—		249,998
Michael G. Lubin, General Counsel and Corporate Secretary	2018	325,000	400,002		350,000	58,102	(4)	1,133,104
	2017	308,231	350,003		250,000	26,525	(4)	934,759
	2016	288,462	249,998		200,000	16,190	(4)	754,650
Rene Dittrich, Chief Accounting Officer	2018	—	150,003		—	—		150,003
	2017	—	149,921		—	—		149,921
	2016	—	—		—	—		—
__________________

(1)
We did not pay any cash or other compensation directly to any of our named executive officers. Mr. Lubin is paid by a subsidiary of AAMC, but his entire cash compensation and benefits are reimbursed by Front Yard.

(2)
Represents the grant date fair value of RSUs and the fair value of options to purchase our common stock calculated in accordance with FASB ASC Topic 718, which grants are subject to the vesting conditions described in “Business Relationships and Related Party Transactions – Equity Incentive Plan.”

(3)	On May 26, 2017, Mr. Ellison and the Company mutually agreed to the cancellation of 27,921 stock options with a grant date fair value of $53,216 that were granted to him on August 9, 2016.

(4)
Represents expenses reimbursed by Front Yard to AAMC relating to Mr. Lubin’s employment in the Cayman Islands. The amount provided for 2016 includes $3,799 for Cayman Islands government-required pension benefits and $12,391 in medical insurance benefits. The amount provided for 2017 includes $3,750 for Cayman Islands government-required pension benefits and $22,775 in medical insurance benefits. The amount provided for 2018 includes $5,179 for Cayman Islands government-required pension benefits and $52,923 in medical insurance benefits.

Grants of Plan-Based Awards

All grants of stock options and RSUs to our executive officers are made under the 2016 Equity Incentive Plan. The following table sets forth information concerning stock options and RSUs granted in the last fiscal year with respect to our named executive officers.

Name and Type of Award (1)	Grant Date	Estimated Future Payouts under Equity Incentive Plan Awards			All other stock awards: Number of shares of stock or units (#)	Grant date fair value of stock and option awards (2)
		Threshold (#)	Target (#)	Maximum (#)
George G. Ellison
RSUs (3)	5/24/2018	—	103,306	—	—	$875,002
RSUs (4)	5/24/2018	—	—	—	82,237	875,002
Robin N. Lowe
RSUs (3)	5/24/2018	—	23,613	—	—	200,002
RSUs (4)	5/24/2018	—	—	—	18,797	200,000
Stephen H. Gray
RSUs (3)	5/24/2018	—	23,613	—	—	200,002
RSUs (4)	5/24/2018	—	—	—	18,797	200,000
Michael G. Lubin
RSUs (3)	5/24/2018	—	23,613	—	—	200,002
RSUs (4)	5/24/2018	—	—	—	18,797	200,000
Rene Dittrich
RSUs (4)	5/24/2018	—	—	—	14,098	150,003
______________

(1)
Front Yard does not have any non-equity incentive plans in which its named executive officers participate. Front Yard reimburses AAMC for annual incentive compensation paid to Mr. Lubin. Mr. Lubin has a targeted annual cash incentive award that is expressed as a percentage of his annual cash total compensation of 40% to 55%. Mr. Lubin’s 2018 annual incentive compensation was $350,000.

(2)	Represents the grant date fair value of RSUs calculated in accordance with FASB ASC Topic 718.

(3)
Represents market-based RSUs. The Performance Goal for market-based RSUs granted has not yet been satisfied and will expire on May 24, 2022 if the Performance Goal is not satisfied. If the Performance Goal is satisfied, the market-based RSUs will vest at the later of (a) ratably on each of May 24, 2019, 2020 and 2021 or (b) the date of satisfaction of the Performance Goal.

(4)	Represents service-based RSUs that vest ratably on each of May 24, 2019, 2020 and 2021, subject to acceleration or forfeiture.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the number of unexercised options and unvested RSUs granted to each of our named executive offers under the 2016 Equity Incentive Plan as of December 31, 2018:

	OPTION AWARDS					STOCK AWARDS
(a)	(b)	(c)	(e)	(f)		(g)		(h)	(i)		(j)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(1)
George G. Ellison	—	—	$—	—		—		$—	103,306	(2)	$901,861
	—	—	—	—		82,237	(3)	717,929	—		—
	—	267,857	14.30	5/26/24	(4)	39,627	(5)	345,944	—		—
	200,000	100,000	10.04	8/9/23	(6)	20,750	(7)	181,148	—		—
Robin N. Lowe	—	—	—	—		—		—	23,613	(2)	206,141
	—	—	—	—		18,797	(3)	164,098	—		—
	—	55,147	14.30	5/26/24	(4)	8,158	(5)	71,219	—		—
	43,722	21,861	10.04	8/9/23	(6)	4,150	(7)	36,230	—		—
Stephen H. Gray	—	—	—	—		—		—	23,613	(2)	206,141
	—	—	—	—		18,797	(3)	164,098	—		—
	—	55,147	14.30	5/26/24	(4)	8,158	(5)	71,219	—		—
	43,722	21,861	10.04	8/9/23	(6)	4,150	(7)	36,230	—		—
Michael G. Lubin	—	—	—	—		—		—	23,613	(2)	206,141
	—	—	—	—		18,797	(3)	164,098	—		—
	—	55,147	14.30	5/26/24	(4)	8,158	(5)	71,219	—		—
	43,722	21,861	10.04	8/9/23	(6)	4,150	(7)	36,230	—		—
Rene Dittrich	—	—	—	—		14,098	(3)	123,076	—		—
	—	—	—	—		6,993	(5)	61,049	—		—

______________

(1)	Market value was calculated by multiplying the number of shares in column (g) by $8.73, which was the closing price of Front Yard’s common stock as quoted on NYSE on December 31, 2018.

(2)
The Performance Goal for market-based RSUs granted on May 24, 2018 has not yet been satisfied and will expire on May 24, 2022 if the Performance Goal is not satisfied. If the Performance Goal is satisfied, the market-based RSUs will vest at the later of (a) ratably on each of May 24, 2019, 2020 and 2021 or (b) the date of satisfaction of the Performance Goal.

(3)	The outstanding service-based RSUs were granted on May 24, 2018 and will vest ratably on each of May 24, 2019, 2020 and 2021, subject to acceleration or forfeiture.

(4)
The Performance Goal for stock options granted on May 26, 2017 has not yet been satisfied and will expire on May 26, 2021 if the Performance Goal is not satisfied. If the Performance Goal is satisfied, the options will vest at the later of (a) ratably on each of May 26, 2018, 2019 and 2020 or (b) the date of satisfaction of the Performance Goal.

(5)	The outstanding service-based RSUs were granted on May 26, 2017 and will vest ratably on each of May 26, 2018, 2019 and 2020, subject to acceleration or forfeiture.

(6)
The Performance Goal for the vesting of the stock options granted on August 9, 2016 was satisfied on February 15, 2017 being the date on which the sum of (a) the average price per share for the consecutive 20-trading-days ending on such date plus (b) the amount of all reinvested dividends, calculated on a per-share basis from the date of grant through such date, equaled or exceeded 125% of the price per share of $10.04 on the date of grant. The stock options will vest in three equal annual installments on August 9, 2017, August 9, 2018 and August 9, 2019, subject to acceleration or forfeiture.

(7)	The outstanding service-based RSUs were granted on August 9, 2016 and will vest ratably on each of August 9, 2017, 2018 and 2019, subject to acceleration or forfeiture.

Option Exercises

None of our named executive officers exercised any options during the year ended December 31, 2018.

Stock Vested in 2018 Fiscal Year

The following table sets forth information concerning stock awards that vested for the named executive officers during the fiscal year ended December 31, 2018:

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
George G. Ellison	40,564	$456,877
Robin N. Lowe	8,230	92,601
Stephen H. Gray	8,230	92,601
Michael G. Lubin	8,230	92,601
Rene Dittrich	3,497	36,579
______________

(1)	The Number of Shares Acquired on Vesting is the gross number of shares acquired.

(2)
The Value Realized on Vesting was determined by multiplying the number of shares acquired by the average of the highest reported asked price and the lowest reported bid price reported on the vesting date.

Potential Payments upon Termination or Change in Control

CIC Agreements

The Company has entered into change in control severance agreements (the “CIC Agreements”) with Messrs. Ellison, Gray, Lowe, Lubin and Dittrich. Under the CIC Agreements, a Change in Control is defined as (i) the date that a reorganization, merger, consolidation, recapitalization or similar transaction (other than a spinoff, exchange offer or similar transaction to or with the Company’s stockholders) is consummated, unless: (A) at least 50% of the outstanding voting securities of the surviving or resulting entity (including, without limitation, an entity which as a result of such transaction owns the Company either directly or through one or more subsidiaries) (“Resulting Entity”) are beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the outstanding voting securities of the Company immediately prior to such transaction in substantially the same proportions as their beneficial ownership, immediately prior to such transaction, of the outstanding voting securities of the Company and (B) immediately following such transaction no person or persons acting as a group beneficially owns capital stock of the Resulting Entity possessing thirty-five percent (35%) or more of the total voting power of the stock of the Resulting Entity; (ii) the date that a majority of members of the Company’s Board of Directors is replaced during any twenty-four (24) month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors before the date of the appointment or election; provided that no individual shall be considered to be so endorsed if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Securities Exchange Act of 1934) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person (as defined in the CIC Agreements) other than the Board of Directors (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; (iii) the date that any one person, or persons acting as a group, other than an employee benefit plan of the Company or one of its Affiliates (as defined in the CIC Agreements), or a trust thereof, or any underwriter, acquires (or has or have acquired as of the date of the most recent acquisition by such person or persons) beneficial ownership of stock of the Company possessing thirty-five percent (35%) or more of the total voting power of the stock of the Company; or (iv) the date that any one person acquires, or persons acting as a group acquire (or has or have acquired as of the date of the most recent acquisition by such person or persons), assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions.

Under the CIC Agreements, each executive is entitled to certain severance payments and benefits if: (i) the Company undergoes a Change in Control and (ii) on or within two years thereafter, the executive’s employment is terminated by the employer without Cause or by the executive for Good Reason (in each case, as defined in the CIC Agreements). If these events occur, each executive is entitled to the following severance payments and benefits: (i) an amount equal to 1.5 times the executive’s base salary (or 2.0 times the executive’s base salary in the case of Mr. Ellison); (ii) an amount equal to 1.5 times the executive’s target annual bonus amount for the year of termination

(2.0 times the executive’s base salary in the case of Mr. Ellison); (iii) an amount equal to the executive’s target annual bonus for the year of termination, prorated based on the number of days of service in that year; (iv) an amount equal to 18.0 times the monthly premium (if any) paid by the executive’s employer for medical, dental and vision insurance coverage for the executive and his eligible dependents immediately prior to the termination; (v) immediate vesting of all equity and equity-based awards granted to the executive under the Company’s equity plans; (vi) an amount equal to the executive’s annual bonus (if any) earned for the prior year, to the extent not paid as of the termination date; and (vii) all rights accrued as of the termination date, including, without limitation, earned but unpaid base salary, unused vacation pay and business expense reimbursement. Such payments are subject to the executive’s execution of a general release of claims and covenant not to sue, and may be subject to offset or reduction in certain circumstances.

The CIC Agreements have an initial three-year term and renew thereafter for successive one-year terms, unless the Company notifies an executive in writing at least 90 days before an upcoming renewal date of its intention not to renew.

If the Company had undergone a Change in Control and the executive’s employment was terminated by the employer without Cause or by the executive for Good Reason (in each case as defined in the CIC Agreements) on December 31, 2018, Messrs. Ellison, Lowe, Gray, Lubin and Dittrich would have received the following severance payments and benefits based on their respective 2018 base salary, target annual bonus and prior equity awards and assuming that such executive’s 2018 annual bonus had been paid and the value of the Company’s stock was $8.73 as of December 31, 2018: Mr. Ellison would have received approximately $1,839,891 in cash, RSUs with an aggregate fair value of $2,146,882 and vesting of 367,857 stock options with a weighted average exercise price of $13.14 per share; Mr. Lowe would have received approximately $1,589,559 in cash, RSUs with an aggregate fair value of $477,688 and vesting of 77,008 stock options with a weighted average exercise price of $13.09 per share; Mr. Gray would have received approximately $980,281 in cash, RSUs with an aggregate fair value of $477,688 and vesting of 77,008 stock options with a weighted average exercise price of $13.09 per share; Mr. Lubin would have received approximately $1,447,030 in cash, RSUs with an aggregate fair value of $477,688 and vesting of 77,008 stock options with a weighted average exercise price of $13.09 per share; and Mr. Dittrich would have received approximately $730,782 in cash and RSUs with an aggregate fair value of $184,124.

As described elsewhere in this Proxy Statement, Snow Park has notified the Company of its intent to nominate five (5) alternate director nominees for election to the Board of Directors at the 2019 Annual Meeting of Stockholders. The election of at least four of Snow Park’s nominees would be deemed a Change in Control under the CIC Agreements.

AAMC Employment Arrangement with Mr. Lubin

Under AAMC’s employment arrangements with Mr. Lubin, in the event that his employment is terminated by AAMC without “cause,” he would receive severance benefits of six months’ base salary, which would be reimbursed by us. If Mr. Lubin’s employment is terminated for cause, his employment may be terminated without notice and with no liability to make any further payment to him, other than amounts accrued and unpaid as of the date of his termination.

In order to obtain the benefits provided under Mr. Lubin’s termination provisions, Mr. Lubin would first be required to execute a release of claims with AAMC that would include a waiver and release of any and all claims he may have against us. As of December 31, 2018, the separation payment Mr. Lubin would have received upon termination, other than for cause, based on a six-month separation payment, would have been $162,500, as well as six months of continued medical insurance benefits with a value of approximately $28,177. The Compensation Committee may, in its discretion, revise, amend or add to the benefits of Mr. Lubin.

NEO Equity Award Agreements

Pursuant to each of the NEO Equity Award Agreements, upon a termination of the executive’s service by Front Yard without cause or by the executive for good reason other than in connection with a change of control, a portion of the unvested options and RSUs shall immediately vest based on the product of (x) the total number of unvested options and RSUs and (y) a fraction, the numerator of which is the number of full calendar months elapsed from the date of grant or, if later, the most recent anniversary thereof, through the date of termination, and the denominator of which is the number of full calendar months from the date of grant, or, if later, the most recent anniversary thereof, through the third anniversary of the date of grant. The aggregate fair value of RSUs that would have vested upon termination without “cause” on December 31, 2018 would have been $476,242 for Mr. Ellison, $104,840; for each of Messrs. Lowe, Gray and Lubin; and $41,737 for Mr. Dittrich. Further, Mr. Ellison would have vested in 111,458 stock options with a weighted average strike price of $13.03 per share, and each of Messrs. Lowe, Gray and Lubin would have vested in 23,371 stock options with a weighted average strike price of $12.97 per share.

Each of the NEO Equity Award Agreements also contains a “double trigger” change of control provision that could potentially result in an acceleration of vesting in the event of a change of control as defined in the 2016 Equity Incentive Plan, which definition is substantially the same as the definition of Change in Control under the CIC Agreements, as described above.

The potential “double trigger” change of control acceleration of vesting set forth in the NEO Equity Award Agreements is consistent with the entitlement to immediate vesting of all equity and equity-based awards in the CIC Agreements. All unvested options and RSUs will fully vest upon a termination of service by Front Yard without cause or by the executive for “good reason,” as defined in the NEO Equity Award Agreements, on or within two years following a change of control. The aggregate fair value of RSUs that would have vested upon such a change in control event on December 31, 2018 would have been $2,146,882 for Mr. Ellison; $477,688 for each of Messrs. Lowe, Gray and Lubin; and $184,124 for Mr. Dittrich. Further, Mr. Ellison would have vested in 367,857 stock options with a weighted average strike price of $13.14 per share, and each of Messrs. Lowe, Gray and Lubin would have vested in 77,008 stock options with a weighted average strike price of $13.09 per share.

The election of at least four of Snow Park’s nominees would be deemed a Change in Control under the NEO Equity Award Agreements and 2016 Equity Incentive Plan.

Due to the number of factors that affect the nature and amount of any benefits under the various scenarios, actual amounts paid or distributed may be different.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board of Directors”) has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on the review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee:
[•], 2019    David B. Reiner, Chair
Michael A. Eruzione, Director
Wade J. Henderson, Director
George W. McDowell, Director

Pay Ratio

The below table shows the ratio of the median annual total compensation of all employees of the Company (excluding the Chief Executive Officer) to the annual total compensation of our Chief Executive Officer. In determining the median employee, a listing was prepared of all current employees as of December 31, 2018. To determine the median employee, we included the annual base salary as of December 31, 2018 and incentive compensation related to the 2018 fiscal year. Once the median employee was identified, we compared the total compensation for that employee to the total compensation shown for our CEO in the Summary Compensation Table.

Median employee total annual compensation	$56,500
Mr. Ellison, Chief Executive Officer, total annual compensation	$1,750,004
Ratio of Chief Executive Officer to median employee compensation	31:1

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal Two)

The Audit Committee of our Board of Directors has appointed Ernst & Young LLP to be our independent registered public accounting firm for the year ending December 31, 2019. The Audit Committee has further directed that such appointment be submitted for ratification by our stockholders at the Annual Meeting.

Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from our stockholders. To ratify the appointment of Ernst & Young LLP to be our independent registered public accounting firm for the year ending December 31, 2019, the affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal is required.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019.

Report of the Audit Committee

The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board of Directors”) has:

•	Reviewed and discussed with management Front Yard’s audited financial statements as of and for the year ended December 31, 2018;

•	Discussed with Ernst & Young LLP, Front Yard’s independent registered public accounting firm, the matters required to be discussed under PCAOB standards; and

•
Received and reviewed the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with Ernst & Young LLP their independence.

In reliance on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Front Yard’s Annual Report on Form 10-K for the year ended December 31, 2018.

Audit Committee:
[•], 2019	George W. McDowell, Chair
Rochelle R. Dobbs, Director
David B. Reiner, Director

Ernst & Young LLP Fees

The following table shows the aggregate fees billed to Front Yard for professional services by Ernst & Young LLP with respect to our fiscal years ended December 31, 2018 and 2017:

	Year ended December 31,
Category	2018	2017
Audit Fees	$1,250,000	$855,000
Audit-Related Fees	—	—
Tax Fees	186,000	11,330
All Other Fees	—	—
Total	$1,436,000	$866,330

Audit Fees. This category includes the aggregate fees and expenses billed for professional services rendered for the audit of Front Yard’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017, for the reviews of the financial statements included in Front Yard’s quarterly reports on Form 10-Q during those fiscal years, for the audit of our internal control over financial reporting for the years ended December 31, 2018 and 2017 and for services that are normally provided by the independent registered public accounting firm and affiliates in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. This category includes the aggregate fees billed for audit-related services by the independent registered public accounting firm that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees.” We did not incur any such Audit-Related Fees for the years ended December 31, 2018 and 2017.

Tax Fees. This category includes the aggregate fees billed for professional services rendered by the independent registered public accounting firm for tax compliance and tax planning, including related to the Company’s compliance with REIT requirements.

All Other Fees. This category would include the aggregate fees billed for products and services provided by the independent registered public accounting firm that are not reported above under “Audit Fees,” “Audit-Related Fees” or “Tax Fees.” We did not incur any such other fees for the years ended December 31, 2018 and 2017.

The Audit Committee considered the fees paid to Ernst & Young LLP for the fiscal year ended December 31, 2018 and determined that the services and fees are compatible with the independence of Ernst & Young LLP.

Audit Committee Pre-Approval Policy

The Audit Committee is required to pre-approve the audit and (unless the de minimus exception of applicable law permits) non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. For the fiscal year ended December 31, 2018, all fees associated with the independent registered public accounting firm’s services were pre-approved by the Audit Committee.

The Audit Committee may delegate pre-approval authority to one or more of its members and has so delegated pre-approval authority to the Chair of the Audit Committee. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

APPROVAL OF THE ADOPTION OF THE 2019 EQUITY INCENTIVE PLAN
(Proposal Three)

In connection with its review and recommendation to the Board to approve the 2019 Equity Incentive Plan, the Compensation Committee engaged F.W. Cook as its independent compensation consultant. The Compensation Committee used data and analysis provided by F.W. Cook, among other factors, in recommending the 2019 Equity Incentive Plan for approval by our Board of Directors. Our Board of Directors, upon the recommendation of the Compensation Committee, has approved the 2019 Equity Incentive Plan, subject to approval of our stockholders. The full text of the 2019 Equity Incentive Plan is attached to this Proxy Statement as Appendix 1. The following description of the material features of the 2019 Equity Incentive Plan is qualified in its entirety by reference to the text of the 2019 Equity Incentive Plan.

The 2019 Equity Incentive Plan

We are asking stockholders to approve the 2019 Equity Incentive Plan. As of the effective date of the 2019 Equity Incentive Plan, a total of 2,400,000 shares of the Company's common stock will be authorized for awards granted under the 2019 Equity Incentive Plan, less one share for every one share that was subject to an award granted after December 31, 2018 and prior to the effective date under the 2016 Altisource Residential Corporation Equity Incentive Plan (the “2016 Equity Incentive Plan”). We believe the 2019 Equity Incentive Plan, including the maximum number of shares available for awards under the 2019 Equity Incentive Plan, is necessary to ensure that we have adequate capacity to continue to attract and retain talented employees and non-employee directors. We believe that this number represents a reasonable amount of potential equity dilution and allows the company to continue to award equity incentives, which are an important component of our overall compensation program.

As of December 31, 2018, there were 799,778 shares available for grant under the 2016 Equity Incentive Plan. After the effective date of the 2019 Equity Incentive Plan, no awards will be granted under any other equity plans of the Company. If the 2019 Equity Incentive Plan is approved by stockholders, the total number of shares available for awards to employees, non-employee directors and other key personnel will increase by 1,600,222, which increase represents approximately 3.0% of the Company’s outstanding common equity as of December 31, 2018.

Based on our current equity award practices, we expect that the shares that would be authorized by the 2019 Equity Incentive Plan would be sufficient for approximately three years, assuming we continue to grant awards consistent with our current practices and historical usage, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the 2019 Equity Incentive Plan could last for a shorter or longer time.

A company’s burn rate is equal to the total number of equity awards the company granted in a fiscal year divided by the total common stock outstanding at the beginning of the year. The Company’s three-year average burn rate, at the time the Board approved the 2019 Equity Incentive Plan, was approximately 1.45%, as further detailed in the table below. The Company will continue to monitor its equity use in future years to ensure the its run-rate is maintained within competitive market norms.

Year	Stock Options Granted (a)	Full-Value Awards Granted (b)	Total (a)+(b)	Weighted Average Common Stock Outstanding	Burn Rate
2018	—	555,454	555,454	53,552,109	1.04%
2017	567,227	264,289	831,516	53,493,523	1.55%
2016	695,187	263,070	958,257	54,490,979	1.76%
Three-Year Average					1.45%

Key Data

The following table includes information regarding outstanding equity awards and shares available for future awards under the 2016 Equity Incentive Plan (and without giving effect to approval of the 2019 Equity Incentive Plan) as of December 31, 2018.

Shares Subject to Outstanding Stock Options (1)	Shares Subject to Outstanding Full-Value Awards	Shares Remaining Available for Future Grant
1,234,493	766,491	799,778
__________________

(1)	At December 31, 2018, the weighted average remaining term of outstanding options was 5.0 years, and the weighted average exercise price of outstanding options is $12.00.

On [•], the last reported price of the Company's common stock on the New York Stock Exchange was $[•].

Key Features of the 2019 Equity Incentive Plan

The 2019 Equity Incentive Plan has a number of special terms and limitations that are supportive of sound corporate governance practices, including:

Minimum Vesting.   No awards granted under the 2019 Equity Incentive Plan may vest until the first anniversary of the applicable grant date (subject to limited exceptions).

Stock Options and Stock Appreciation Rights Granted with Exercise Price No Less Than Fair Market Value.  The exercise price for stock options and stock appreciation rights granted under the 2019 Equity Incentive Plan must equal or exceed the underlying stock’s fair market value as of the grant date, subject to a limited exception for awards that are assumed or substituted in corporate transactions;

Prohibition on Repricing.  The 2019 Equity Incentive Plan prohibits the “repricing” of options and stock appreciation rights without stockholder approval;

Prohibition on Paying Dividends or Dividend Equivalents on Unvested Awards.  Dividends or dividend equivalents credited or payable in connection with an award under the 2019 Equity Incentive Plan that is not yet vested will be subject to the same restrictions and risk of forfeiture as the underlying award and will not be paid until the underlying award vests;

Limit on Non-Employee Director Compensation.  The aggregate value of all compensation paid or provided to any non-employee director of the Company (whether under the 2019 Equity Incentive Plan or otherwise) in respect of a single calendar year will not exceed $350,000.

No Automatic Single Trigger Equity Acceleration.  Upon a change of control of the Company, there is no automatic acceleration of equity awards (no “single trigger”); instead, the administrator of the 2019 Equity Incentive Plan has discretion to determine the treatment of awards;

No Change of Control/280G Tax Gross-Ups.  The Company does not provide its employees with tax gross-ups on change of control benefits; and

Clawback.  The 2019 Equity Incentive Plan includes clawback provisions applicable to all awards under the plan.

Description of the 2019 Equity Incentive Plan

Purpose. The Company has adopted the 2019 Equity Incentive Plan to afford an incentive to officers, non-employee directors, employees, advisors and consultants of the Company and its affiliates (including Altisource Asset Management Corporation) to continue as officers, non-employee directors, employees, advisors or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company’s business.

Administration. Unless otherwise determined by the Board of Directors, the 2019 Equity Incentive Plan will be administered by a committee of the Board of Directors, which will initially be the Compensation Committee (the “Committee”). Members of the Committee must be (i) “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (ii) “independent directors” under rules adopted by the principal exchange on which our shares of common stock are listed.

The Committee has complete, full and final authority to: designate participants; determine the types of awards to be granted; determine the terms of awards; interpret and administer the 2019 Equity Incentive Plan and any agreements and awards thereunder; prescribe forms of award; adopt, amend, suspend, waive and rescind such rules and regulations as are necessary or advisable to administer the 2019 Equity Incentive Plan; correct any defect, supply any omission, reconcile any inconsistency, resolve any ambiguity and construe and interpret the 2019 Equity Incentive Plan and rules, regulations, award agreements and other instruments and awards entered into thereunder, make all other decisions and determinations required under the 2019 Equity Incentive Plan or deemed necessary or advisable for the administration of the 2019 Equity Incentive Plan; and make filings and take actions required by appropriate state, regulatory and governmental agencies.

The Committee may delegate to officers, managers and/or agents of the Company and its subsidiaries the authority to perform administrative and other functions under the 2019 Equity Incentive Plan, subject to terms determined by the Committee and applicable legal and regulatory requirements.

Shares Subject to 2019 Equity Incentive Plan. Subject to adjustment for changes in capitalization, a total of 2,400,000 shares will be authorized for awards granted under the 2019 Equity Incentive Plan, less one share for every one share granted under the 2016 Equity Incentive Plan after December 31, 2018 and prior to the effective date of the 2019 Equity Incentive Plan. After the effective date of the 2019 Equity Incentive Plan, no awards may be granted under the 2016 Equity Incentive Plan.

If any shares to which an award (after December 31, 2018, including an award under the 2016 Equity Incentive Plan) relates are forfeited or the award (after December 31, 2018, including an award under the 2016 Equity Incentive Plan) otherwise terminates without payment being made to a participant in the form of shares or if payment is made to a participant in the form of cash, cash equivalents or other property other than shares, any shares counted against the number of shares available under the 2019 Equity Incentive Plan (or the 2016 Equity Incentive Plan, as applicable) with respect to such award (after December 31, 2018, including an award under the 2016 Equity Incentive Plan) will, to the extent of any such forfeiture or termination or alternative payment, again be available for awards under the 2019 Equity Incentive Plan. If the exercise price or grant price of an award (after December 31, 2018, including an award under the 2016 Equity Incentive Plan) is paid by delivering to the Company shares previously owned by the participant or if shares are delivered or withheld for purposes of satisfying a tax withholding obligation, the number of shares covered by the award (after December 31, 2018, including an award under the 2016 Equity Incentive Plan) equal to the number of shares so delivered or withheld will not be counted against the number of shares granted and will again be available for awards under the 2019 Equity Incentive Plan (with respect to shares withheld to satisfy tax withholding obligations, only shares withheld up to the minimum statutory rate will be added back to the shares available for awards under the 2019 Equity Incentive Plan). Furthermore, the following Shares will not be counted against the number of shares granted and will again be available for awards under the 2019 Equity Incentive Plan: shares subject to a stock appreciation right (after December 31, 2018, including a stock appreciation right under the 2014 Equity Incentive Plan) that are not issued in connection with its stock settlement on exercise thereof, and shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options (after December 31, 2018, options under the 2014 Equity Incentive Plan). Any shares distributed pursuant to an award may consist, in whole or part, of authorized and unissued shares, including shares repurchased by the Company for purposes of the 2019 Equity Incentive Plan.

Eligible Participants. Awards under the 2019 Equity Incentive Plan may be granted to officers, non-employee directors, employees, advisors and consultants of the Company and its affiliates. As of December 31, 2018, there were approximately five officers, five non-employee directors, 140 employees, and 103 employees of AAMC eligible to participate in the 2019 Equity Incentive Plan. In 2018, awards under the existing 2016 Equity Incentive Plan amounting to 41% of the total awards granted were granted to 21 participants in addition to the Company’s named executive officers.

Minimum Vesting. No equity-based award (excluding, for this purpose, any substitute awards, shares delivered in lieu of fully vested cash-denominated awards and awards to non-employee directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting) granted under the 2019 Equity Incentive Plan may vest in less than one year from its date of grant. Notwithstanding, up to 5% of the available shares authorized for issuance under the 2019 Equity Incentive Plan may vest (in full or in part) in less than one year from their date of grant. For the avoidance of doubt, the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of death, disability or a change of control, in the terms of the award agreement or otherwise.

Non-Employee Director Compensation Limit. The aggregate value of all compensation paid or provided to any of our non-employee directors (excluding any non-employee director who is an executive officer of us or one of our affiliates), under the 2019 Equity Incentive Plan or otherwise, in respect of a single calendar year is limited to $350,000.

No Repricing. Except for adjustments in connection with a change in the Company’s capitalization, the Committee will not without the approval of the Company’s stockholders: (i) lower the exercise price or grant price per share of an option or stock appreciation right after it is granted, (ii) cancel an option or stock appreciation right when the exercise price or grant price per share exceeds the fair market value of one share in exchange for cash or another award (other than in connection with a change of control), or (iii) take any other action with respect to an option or stock appreciation right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares are listed.

Types of Awards

General. Awards may be granted to eligible participants in the form of stock options, restricted stock, restricted stock units, stock appreciation rights, performance awards and other stock-based awards. Awards may be granted alone or in tandem with other awards, or in substitution for awards in connection with certain corporate acquisitions, and may be granted with or without dividend or dividend equivalent rights.

Stock Options. The Committee may grant awards of nonqualified stock options, which are not intended to meet the requirements of Section 422 of the Internal Revenue Code, to eligible participants. Each stock option must be evidenced by an award agreement setting forth the exercise price, the times at which the stock option may be exercised, and the methods of payment permitted in connection with exercise. The exercise price of a stock option must be at least equal to the fair market value of the shares subject to the stock option on the date of grant (except in the case of certain substitute awards). Subject to the 2019 Equity Incentive Plan’s minimum vesting conditions, the stock option will be subject to such time- and/or performance-based vesting and forfeiture terms as the Committee determines and sets forth in the award agreement. The term of a stock option may not exceed 10 years. No dividend or dividend equivalent rights will be granted with respect to stock options.

Restricted Stock. The Committee may grant awards of restricted stock to eligible participants. An award of restricted stock requires the immediate transfer by the Company to the participant of a specific number of shares of the Company’s common stock, which shares remain subject to a risk of forfeiture and restriction on transferability, and such other restrictions as the Committee may impose (including restrictions on voting and dividend rights). Subject to the 2019 Equity Incentive Plan’s minimum vesting conditions, these restrictions lapse, separately or in combination, as the Committee determines. Except as otherwise set forth in an award agreement or determined by the Committee, an award of restricted stock will be forfeited upon termination of service during the period of restriction. Any right to receive dividends on restricted stock will be subject to the same risk of forfeiture and vesting conditions as the underlying award and will not be paid or settled until the underlying award is paid or settled.

Restricted Stock Units. The Committee may grant awards of restricted stock units to eligible participants. A restricted stock unit represents a notional interest equal in value to a share of our common stock, payable at the times and in the forms, and subject to the transferability and other restrictions, that are set forth in the 2019 Equity Incentive Plan and an award agreement (such other restrictions including whether and in what form a participant may receive and/or forfeit dividend equivalent rights thereon). Subject to the 2019 Equity Incentive Plan’s minimum vesting conditions, these restrictions lapse, separately or in combination, as the Committee determines. The value of each restricted stock unit will be equal to the fair market value of a share of our common stock on the applicable date or time period of determination, as specified by the Committee. Except as otherwise set forth in an award agreement or determined by the Committee, an award of restricted stock units will be forfeited upon termination of service during the period of restriction. Any right to receive dividends or dividend equivalents on restricted stock units will be subject to the same risk of forfeiture and vesting conditions as the underlying award and will not be paid or settled until the underlying award is paid or settled.

Stock Appreciation Rights. The Committee may grant awards of stock appreciation rights to eligible participants. A stock appreciation right entitles the participant to receive a payment in respect of the appreciation of a specified number of shares of our common stock over a specified period of time. Each stock appreciation right must be evidenced by an award agreement, which must set forth the grant price of the stock appreciation right (as determined by the Committee in an amount that is at least equal to the fair market value of the shares of common stock in respect of which the award is granted on the date of grant). The award agreement must also indicate whether the stock appreciation right is freestanding or granted in tandem with a stock option. The award agreement must further indicate the term, vesting and forfeiture conditions (subject to the 2019 Equity Incentive Plan’s minimum vesting conditions), timing of exercise and timing and form of settlement of the stock appreciation right, as well as any other restrictions, terms and conditions as the Committee determines. The term of a stock appreciation right may not exceed 10 years. No dividend or dividend equivalent rights will be granted with respect to stock appreciation rights.

Performance Awards. The Committee may grant performance awards to eligible participants. A performance award represents a right to receive shares of our common stock and/or cash based on the achievement, or the level of achievement, during a specified performance period, of one or more performance goals established by the Committee. At or prior to the time a performance award is granted, the Committee must set forth (i) the applicable performance goals and performance period, (ii) the amount which may be earned based on the achievement, or the level of achievement, of the performance goals or the formula by which such amount will be determined and (iii) such other terms and conditions as the Committee determines, subject to the 2019 Equity Incentive Plan’s minimum vesting conditions. Any associated dividends or dividend equivalent rights must be contingent on the vesting and earning of the underlying performance awards. Any right to receive dividends or dividend equivalents on performance awards will be subject to the same risk of forfeiture and vesting conditions as the underlying award and will not be paid or settled until the underlying award is paid or settled.

Performance goals may be based upon objective performance measures and expressed in either, or a combination of, absolute or relative values, including but not limited to the following: earnings per share, earnings per share growth, return on capital employed, costs, net income, net income growth, operating margin, revenues, revenue growth, revenue from operations, expenses, income from operations as a percent of capital employed, income from operations, funds from operations, net operating income, growth and/or size of the Company’s rental portfolio, available financing, liquidity, transactional achievements, development and retention of key talent, cash flow, market share, return on equity, return on assets, earnings (including EBITDA and EBIT), operating cash flow, operating cash flow as a percent of capital employed, economic value added, gross margin, total stockholder return, workforce diversity, number of accounts, workers’ compensation claims, budgeted amounts, cost per hire, turnover rate and/or training costs and expenses. Performance goals based on these performance measures may be based either on the performance of the Company, a subsidiary or subsidiaries, affiliate, any branch, department, business unit or other portion thereof under such measure for the performance period and/or upon a comparison of such performance with the performance of a peer group of corporations or market index, prior performance periods or other measure selected or defined by the Committee at the time of making a performance award. The Committee may also determine to use other objective performance measures as performance goals.

Other Stock-Based Awards. The Committee may grant other stock-based awards to eligible participants. The Committee must determine the terms and conditions of such awards, which may including vesting, value and/or payment contingent upon the attainment of performance goals, and which, subject to the minimum vesting provisions of the 2019 Equity Incentive Plan, may include grants of shares not subject to restrictions or risk of forfeiture. Except as otherwise set forth in an award agreement or determined by the Committee, any other stock-

based award will be forfeited upon termination of service prior to vesting or upon failure to satisfy other conditions precedent to payment or settlement. Any right to receive dividends or dividend equivalents on other stock-based awards will be subject to the same risk of forfeiture and vesting conditions as the underlying award and will not be paid or settled until the underlying award is paid or settled.

Transferability. Unless the Committee provides otherwise, no right or interest in an award may be pledged, encumbered or hypothecated by a Participant or may be subject to any lien, obligation or liability of a Participant other than the Company and its subsidiaries. No award, and no rights or interests therein, are assignable or transferable by a participant other than by will or the laws of descent and distribution.

Adjustment Provisions. If an extraordinary dividend or other extraordinary distribution payable in shares is declared upon the shares of the Company’s common stock, the Committee will adjust in the manner it determines to be appropriate (i) the number of shares of our common stock that are then subject to outstanding awards, (ii) the number of shares of our common stock that are then issuable under the 2019 Equity Incentive Plan but not then subject to outstanding awards, (iii) the exercise price of any outstanding stock options, (iv) the grant price of any outstanding stock appreciation rights and (v) the maximum number of shares of our common stock as to which awards may be granted and which may be awarded under the 2019 Equity Incentive Plan.

If the outstanding shares of our common stock are changed into or exchangeable for a different number or kind of shares of stock or other securities, or cash or other property (whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation), then each share of our common stock that is subject to outstanding awards or that remains available for issuance under the 2019 Equity Incentive Plan will be substituted for the number and kind of shares of stock or other securities (or, except in the case of restricted stock, the cash or other property) into which each outstanding share of our common stock is so changed or exchangeable. However, in the event that the outstanding shares of our common stock are changed into or exchangeable for cash or other property, the Committee may determine that outstanding awards will remain outstanding or be substituted for comparable awards over stock or securities of the acquiring or surviving entity, subject to adjustments as the Committee determines to be appropriate in its sole discretion.

If the outstanding shares of our common stock are changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to our stockholders, the Committee will make any adjustments to outstanding awards that it determines are equitably required to prevent dilution or enlargement of the rights of participants.

In the event of any other change in or conversion of our common stock, the Committee may adjust the outstanding awards and other amounts provided in the 2019 Equity Incentive Plan in order to prevent the dilution or enlargement of rights of participants.

Change of Control. In the event of a change of control of the Company, unless otherwise provided in an award agreement, the Committee may adjust terms and conditions of outstanding awards, including by providing for (i) continuation or assumption of outstanding awards, (ii) substitution of outstanding awards for new awards, (iii) acceleration of exercise, vesting or payment of outstanding awards and/or (iv) in a transfer of all or substantially all of the Company’s outstanding shares for cash, providing for (a) a limited period of exercise for outstanding stock options and stock appreciation rights, and cancellation of such awards thereafter, and (b) cancellation of outstanding awards for cash, shares, other property or a combination having fair value (as determined by the Committee) equal to such awards.

Amendment and Termination. The Board of Directors may amend, alter, suspend, discontinue or terminate the 2019 Equity Incentive Plan without the consent of stockholders or participants. However, without stockholder approval, no such action may be made if stockholder approval is required by any law or regulation or by the rules of any stock exchange on which the Company’s shares of common stock are listed, or if the Board of Directors in its discretion determines that obtaining stockholder approval is for any reason advisable. Furthermore, without the written consent of a participant, no amendment, alteration, suspension, discontinuation or termination of the 2019 Equity Incentive Plan may materially and adversely affect the rights of such participant under any outstanding Award.

The Committee may, consistent with the terms of the 2019 Equity Incentive Plan, waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any outstanding award, prospectively or retrospectively. However, without the consent of a participant, no amendment, alteration, suspension, discontinuation or termination of any award may materially and adversely affect the rights of such participant under any outstanding award.

Withholding. To the extent required by law, a participant must make arrangements for the satisfaction of withholding tax obligations that arise in connection with an award. The Company is not required to issue any shares of common stock or make any other payment under the 2019 Equity Incentive Plan until such obligations are satisfied. The Company may withhold from any award granted or any payment due under the 2019 Equity Incentive Plan amounts of withholding taxes due with respect to an award, its exercise or any payment thereunder, and to take such other actions as are necessary or advisable to satisfy tax payment obligations, including withholding or receiving shares of common stock, awards or other property and making cash payments in respect thereof in satisfaction of tax obligations (with respect to any share withholding, up to a participant’s minimum statutory required tax withholding rate or such other rate that will not cause an adverse accounting consequence or costs; provided that only shares withheld up to the minimum statutory rate will be added back to the shares available for awards under the 2019 Equity Incentive Plan).

Clawback. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, will reimburse the Company for (i) the amount of any payment in settlement of an award received by such participant during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such participant from the sale of securities of the Company during such 12-month period. In addition, to the extent clawback or similar provisions applicable to awards are required by applicable law, listing standards and/or policies adopted by the Company, awards granted under the 2019 Equity Incentive Plan will be subject to such provisions.

Effective Date and Term. The 2019 Equity Incentive Plan became will become effective on [•], upon approval by a majority of the votes cast at a duly held meeting of the Company’s stockholders at which a quorum representing a majority of the outstanding voting stock of the Company is present and voting (whether in person or by proxy). No award granted under the 2019 Equity Incentive Plan may be exercised, and no shares of Company common stock may be distributed pursuant to any award granted under the 2019 Equity Incentive Plan, unless and until such stockholder approval is obtained. In the event such stockholder approval is not obtained, all awards granted under the 2019 Equity Incentive Plan will automatically be deemed void and of no effect.

Certain U.S. Federal Income Tax Consequences

The following is a brief description of certain U.S. federal income tax consequences that will generally apply to awards issued under the 2019 Equity Incentive Plan based on current tax law. This summary is not intended to be exhaustive, and, among other things, it does not address state, local or non-U.S. income and other tax consequences. Participants should not rely on this discussion for individual tax advice, as each participant’s situation and the tax consequences of exercising awards and disposing of the underlying shares of common stock will vary depending upon the specific facts and circumstances involved. Each participant is advised to consult with his or her own tax advisor.

Stock Options. In general, the grant of a nonqualified stock option under the 2019 Equity Incentive Plan does not result in a participant recognizing income. Upon the exercise of the stock option, the participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares of the common stock at the time of exercise over (ii) the exercise price of the stock option. The Company will generally be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant, provided that the Company satisfies its information reporting obligations with respect to such income.

On a subsequent sale of the shares of the common stock, the participant will recognize capital gain or loss equal to the difference between (i) the amount realized from the sale of stock and (ii) the participant’s adjusted basis in those shares, which will generally be the sum of (a) the amount paid and (b) the amount of income previously recognized by the participant in connection with the exercise of the stock option. Such capital gain will be long- or short-term depending upon the holding period for such shares.

Restricted Stock. In general, a participant will not recognize any income upon receipt of an award of restricted stock, provided such stock is subject to a substantial risk of forfeiture and is nontransferable. The participant will recognize ordinary income, for federal income tax purposes, at the time the restricted stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The amount subject to tax is equal to the excess of (i) the fair market value of the restricted stock at the time the restriction lapses over (ii) the amount (if any) paid for the restricted stock by the participant. Such amount will generally be taxed at ordinary income rates. The Company will generally be allowed a federal income tax deduction in an amount equal to the amount included in income by the participant, provided such amount constitutes an ordinary and necessary business expense, and provided further that the Company satisfies its information reporting obligations with respect to such income. Such deduction will be allowed in the tax year in which the participant recognizes such income.

Notwithstanding the above, within 30 days after the date restricted stock is transferred pursuant to an award, a participant may elect under Section 83(b) of the Internal Revenue Code to be taxed on the fair market value of the restricted stock at the time of the award, rather than at the time the restricted stock is no longer subject to a substantial risk of forfeiture or becomes transferable. In such case, the Company would be allowed a federal income tax deduction in the year of the award. If an 83(b) election is made, the participant will not recognize any income at the time the restricted stock becomes unrestricted. If the participant subsequently forfeits the restricted stock, the participant will not be allowed a deduction in respect of such forfeiture, and no refund will be available to the participant for the taxes previously paid, nor will the Company have any obligation to reimburse the participant.

Regardless of whether a participant makes an 83(b) election, upon a subsequent sale or exchange of the restricted stock, the participant will recognize capital gain or loss based on the difference between (i) the amount realized from the sale of stock and (ii) the participant’s adjusted basis in those shares, which will generally be the sum of (a) the amount paid (if any) and (b) the amount of income previously recognized by the participant. If an 83(b) election was not made, the capital gain or loss will be long-term if the shares are held by the participant for at least one year after the restrictions lapse or the shares become transferable, whichever occurs first. If an 83(b) election was made, the participant’s holding period in the shares will begin to run from the date of the transfer.

Stock Appreciation Rights. In general, a participant will not recognize income for federal income tax purposes upon the grant of a stock appreciation right, and the Company will not be entitled to a deduction at that time. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income equal to the product of (i) the difference between (a) the fair market value of a share on the exercise date and (b) the exercise price of the stock appreciation right, and (ii) the number of shares of common stock with respect to which the participant exercises his or her stock appreciation right. The Company will be entitled to a federal income tax deduction equal to the amount of ordinary income the recipient is required to recognize in connection with the exercise. The participant’s basis in those shares will equal their fair market value on the date of their acquisition.

In general, the issuance of a tandem stock appreciation right will not result in a participant recognizing income. The Company will not be entitled to a deduction at such time. Upon the exercise of a tandem stock appreciation right, the participant will recognize ordinary income equal to the difference between (i) the fair market value of the shares acquired under the tandem stock appreciation right on the exercise date and (ii) the exercise price of such shares. The Company will generally be entitled to a corresponding deduction equal to the amount of income recognized by the participant.

Restricted Stock Units, Performance Awards and Other Stock-Based Awards. The recipient of restricted stock units, performance awards or other stock-based awards under the 2019 Equity Incentive Plan will not recognize taxable income at the time of grant as long as the award is nontransferable and is subject to a substantial risk of forfeiture as a result of performance-based vesting targets, continued services requirements or other conditions that must be satisfied before delivery of shares can occur. The recipient will generally recognize ordinary income when the substantial risk of forfeiture expires or is removed. The Company will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes. On a subsequent sale of the shares, the recipient will recognize capital gain or loss equal to the difference between (i) the sales price and (ii) the participant’s adjusted basis in those shares, which will generally be the amount of income previously recognized by the participant.

New Plan Benefits

No awards will be granted under the 2019 Equity Incentive Plan prior to its approval by our stockholders. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE 2019 EQUITY INCENTIVE PLAN.

ADVISORY VOTE ON EXECUTIVE COMPENSATION
“SAY-ON-PAY”
(Proposal Four)

As required by Section 14A of the Exchange Act and in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are providing our stockholders with the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in accordance with SEC rules in this Proxy Statement. This proposal is commonly known as a “say-on-pay” proposal. The compensation of our named executive officers as disclosed in this Proxy Statement includes the disclosure under “Compensation Discussion and Analysis” and other narrative and tabular executive compensation disclosure in this Proxy Statement as required by SEC rules.

At the 2018 Annual Meeting of Stockholders, our stockholders were given an opportunity to provide feedback through an advisory vote on executive compensation. Approximately 98.5% of the votes cast were in favor of the advisory vote to approve executive compensation. The Compensation Committee took into account these results as well as feedback received from stockholders during the course of 2018 when making the decisions described in this Compensation Discussion and Analysis. The Company intends to hold an advisory vote on executive compensation annually.

Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the fiscal year 2018 compensation of our named executive officers.

Accordingly, the following advisory and non-binding resolution will be presented to our stockholders at the 2019 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures, and any related material disclosed in this Proxy Statement.”

Although this approval is advisory and non-binding, our Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the voting results when making future decisions regarding compensation of our named executive officers.

OUR BOARD OF DIRECTORS UNANIMOSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership of Common Stock

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the record date by:

•	each Director nominee for election as Director and named executive officer of Front Yard;

•	all Directors and executive officers of Front Yard as a group; and

•	all persons known by Front Yard to own beneficially 5% or more of the outstanding common stock.

The table is based upon information supplied to us by Directors, nominees, executive officers and principal stockholders and filings under the Exchange Act and is based on an aggregate of [•] shares of our common stock issued and outstanding as of [•], 2019. Unless otherwise indicated, the address of all persons below is:
c/o Altisource Asset Management Corporation, 5100 Tamarind Reef, Christiansted, United States Virgin Islands 00820.

Shares Beneficially Owned as of [•], 2019

Name of Beneficial Owner:	Amount	Percent
Deer Park Road Management Company, L.P. (1)	6,486,766	[•]
Vanguard Group (2)	5,736,355	[•]
Altisource Portfolio Solutions S.A. (3)	4,144,402	[•]
BlackRock, Inc. (4)	4,012,445	[•]
FMR LLC (5)	3,689,642	[•]

Directors, Nominee and Named Executive Officers:	Amount	Percent
Rochelle R. Dobbs (6)	—	—
George G. Ellison (7)	524,851	[•]
Michael A. Eruzione (8)	8,671	[•]
Leslie B. Fox	—	—
Wade J. Henderson (9)	—	—
George W. McDowell (10)	11,816	[•]
David B. Reiner (8)	19,401	[•]
Robin N. Lowe (11)	85,447	[•]
Stephen H. Gray (11)	63,448	[•]
Michael G. Lubin (11)	77,780	[•]
Rene Dittrich (12)	16,945	[•]
All Directors and Executive Officers as a Group (10 persons) (13)	808,359	[•]
__________

*	Less than 1%

(1)
Based on information contained in a Schedule 13G/A jointly filed with the SEC on February 14, 2019 by Deer Park Road Management Company, LP, Deer Park Road Management GP, LLC, Deer Park Road Corporation, Michael David Craig-Scheckman, AgateCreek LLC and Scott Edward Burg (collectively “Deer Park Road”). Includes 6,486,766 shares as to which shared voting power and shared dispositive power is claimed and zero shares as to which sole voting power and sole dispositive power is claimed. Deer Park Road’s address is 1195 Bangtail Way, Steamboat Springs, Colorado 80487.

(2)
Based on information contained in a Schedule 13G/A filed jointly with the SEC on February 11, 2019 by Vanguard Group (“Vanguard”). Includes 51,838 shares as to which sole voting power is claimed, 2,500 shares as to which shared voting power is claimed, 5,689,964 shares as to which sole dispositive power is claimed and 46,391 shares as to which shared dispositive power is claimed. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Based on information contained in a Schedule 13D/A jointly filed with the SEC on August 24, 2018 by Altisource Portfolio Solutions S.A. and William B. Shepro (collectively, “ASPS”). Includes 4,144,402 shares as to which both sole voting power and sole dispositive power is claimed and 194,860 shares as to which shared voting and shared dispositive power is claimed. ASPS’s address is 40, avenue Monterey, L-2163 Luxembourg, Grand Duchy of Luxembourg.

(4)
Based on information contained in a Schedule 13G/A filed with the SEC on February 4, 2019 by BlackRock, Inc. (“BlackRock”). Includes 3,876,103 shares as to which sole voting power is claimed, 4,012,445 shares as to which sole dispositive power is claimed and zero shares as to which shared voting and shared dispositive power is claimed. BlackRock’s address is 55 East 52nd Street, New York, NY 10055.

(5)
Based on information contained in a Schedule 13G/A filed jointly with the SEC on February 13, 2019 by FMR LLC and Abigail P. Johnson (collectively, “FMR”). Includes 559,900 shares as to which sole voting power is claimed, 3,689,642 shares as to which sole dispositive power is claimed, and zero shares as to which shared voting power and shared dispositive power is claimed. FMR’s address is 245 Summer Street, Boston, Massachusetts 02210.

(6)
Excludes 2,397 RSUs granted on April 24, 2017 that have vested, 4,196 RSUs granted on May 26, 2017 that have vested, and 7,049 RSUs granted on May 24, 2018 that will vest within 60 days after [•], 2019. Receipt of such shares is deferred until the third anniversary of the grant date, and none of such shares have voting rights until the deferral period expires.

(7)
Includes options to purchase 200,000 shares of common stock that have vested but have not yet been exercised and an aggregate of 47,226 service-based RSUs that vest on May 24, 2019 and May 26, 2019. Does not include 95,388 service-based RSUs, 103,306 market-based RSUs or options to purchase 367,857 shares of common stock of the Company, none of which vest or become exercisable within 60 days after [•], 2019.

(8)
For each of Messrs. Eruzione and Reiner, excludes 6,630 RSUs granted on July 11, 2016 that have vested, 4,196 RSUs granted on May 26, 2017 that have vested, and 7,049 RSUs granted on May 24, 2018 that will vest within 60 days after [•], 2019. Receipt of such shares is deferred until the third anniversary of the grant date, and none of such shares have voting rights until the deferral period expires.

(9)
Excludes 350 RSUs granted on April 24, 2017 that have vested, 4,196 RSUs granted on May 26, 2017 that have vested, and 7,049 RSUs granted on May 24, 2018 that will vest within 60 days after [•], 2019. Receipt of such shares is deferred until the third anniversary of the grant date, and none of such shares have voting rights until the deferral period expires.

(10)
Excludes 739 RSUs granted on April 6, 2018 that have vested and 7,049 RSUs granted May 24, 2018 that will vest within 60 days after [•], 2019. Receipt of such shares is deferred until the third anniversary of the grant date, and none of such shares have voting rights until the deferral period expires.

(11)
For each of Messrs. Lowe, Gray and Lubin, includes options to purchase 43,722 shares of common stock that have vested but have not yet been exercised and an aggregate of 10,345 service-based RSUs that vest on May 24, 2019 and May 26, 2019. Does not include 20,760 service-based RSUs, 23,613 market-based RSUs or options to purchase 77,008 shares of common stock of the Company, none of which vest or become exercisable within 60 days after [•], 2019.

(12)	Includes an aggregate of 8,196 service-based RSUs that vest on May 24, 2019 and May 26, 2019. Does not include 12,895 service-based RSUs, none of which vest within 60 days after [•], 2019.

(13)
Excludes an aggregate of 239,338 service-based RSUs (including 68,775 director RSUs for which issuance of shares of common stock is deferred until the 3rd anniversary of the grant date), 174,145 market-based RSUs and options to purchase 598,881 shares of common stock of the Company, none of which vest or become exercisable within 60 days after [•], 2019.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2018 with respect to compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and RSUs	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans

Equity Compensation Plans Approved by Security Holders:
2012 Conversion Option Plan	40,999	$3.54	—
2012 Special Conversion Option Plan	2,500	2.32	—
2016 Equity Incentive Plan	2,000,984	12.00	799,778

Equity Compensation Plans Not Approved by Security Holders:
None	—	—	—
Total	2,044,483	$11.71	799,778

The options provided in the table above represent the only options to purchase our common stock that have been granted by the Company. Such options were granted to (i) the holders of options of ASPS under the 2012 Conversion Option Plan and the 2012 Special Conversion Plan in connection with the Company’s separation from ASPS and (ii) to certain employees of AAMC under the 2016 Equity Incentive Plan. In August 2016 and May 2017, the Company granted 695,187 and 567,227 stock options, respectively, to certain employees of AAMC under the 2016 Equity Incentive Plan. On May 26, 2017, Mr. Ellison and the Company mutually agreed to the cancellation of 27,921 stock options that were granted to him on August 9, 2016.

The Company issued an aggregate of 10,531 shares of our common stock to our Directors pursuant to our 2013 Director Equity Plan in June 2016 upon the vesting of RSUs granted in connection with their service on our Board of Directors for the 2015-2016 service period. In May 2017, 22,637 RSUs vested with respect to the Board of Directors’ 2016-2017 service period, and in March 2018 and May 2018, 3,495 and 17,523 RSUs, respectively, vested with respect to the Board of Directors’ 2017-2018 service period. With respect to RSUs that have vested for our Directors under the 2016 Equity Incentive Plan, the issuance of the shares of common stock are deferred until the earlier of the third anniversary of the grant of the RSUs or the applicable Director’s separation from the Board of Directors. The Company also expects that 35,245 RSUs granted to our Board of Directors for the 2018-2019 service period will vest in May 2019.

In addition, the Company granted an aggregate of 247,008, 247,906 and 519,470 RSUs to certain employees of AAMC in August 2016, May 2017 and May 2018, respectively, under the 2016 Equity Incentive Plan. During 2017 and 2018, we issued 78,850 and 150,479 shares of common stock, respectively, in connection with the vesting of RSUs granted in August 2016 and May 2017.

Except as described above, the Company has not granted any additional options, restricted stock awards, restricted stock units or any other securities convertible or exercisable into shares of our common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Executive officers, Directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based upon the Company’s review of Section 16(a) reports and related written representations, the Company believes that all of the Company’s reporting persons complied with their Section 16(a) filing requirements in 2018.

Ownership of Stock

In 2016, the Board of Directors adopted stock ownership guidelines for Directors, which are described more fully in “BOARD OF DIRECTORS AND CORPORATE GOVERNANCE – Director Stock Ownership Guidelines.” We do not currently have formal stock ownership requirements for our executive officers.

BUSINESS RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

The Board of Directors has adopted policies and procedures for the review, approval and monitoring of transactions involving Front Yard and related persons (Directors, nominees for election as Director and executive officers or their immediate family members or stockholders owning 5% or greater of the Company’s outstanding stock or their immediate family members) within our written Code of Business Conduct and Ethics, which is available at www.frontyardresidential.com. The policies and procedures are not limited to related person transactions that meet the threshold for disclosure under the relevant SEC rules as the policies and procedures broadly cover any situation in which a conflict of interest may arise.

Any situation that potentially involves a conflict of interest is to be immediately disclosed to the Company’s General Counsel who, in consultation with management and the Audit Committee chair and with outside counsel, as appropriate, must assess the nature and extent of any concern and then recommend any follow up action, as needed. The General Counsel will notify the Chair of the Audit Committee if any such situation requires notice to or approval of the Audit Committee of the Board of Directors.

Related persons are required to obtain the approval of the Audit Committee of the Board of Directors for any transaction or situation that may pose a conflict of interest. In considering a transaction, the Audit Committee will consider all relevant factors including, but not limited to, (i) whether the transaction is in the best interests of Front Yard; (ii) alternatives to the related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to Front Yard.

Relationship with AAMC

Asset Management Agreement with AAMC

On March 31, 2015, we entered into our current asset management agreement (the “AMA”) with AAMC. The AMA, which became effective on April 1, 2015, provides for the following management fee structure:

•
Base Management Fee. AAMC is entitled to a quarterly Base Management Fee equal to 1.5% of the product of (i) our average invested capital (as defined in the AMA) for the quarter multiplied by (ii) 0.25, while we have fewer than 2,500 single-family rental properties actually rented (“Rental Properties”). The Base Management Fee percentage increases to 1.75% of invested capital while we have between 2,500 and 4,499 Rental Properties and increases to 2.0% of invested capital while we have 4,500 or more Rental Properties;

•
Incentive Management Fee. AAMC is entitled to a quarterly Incentive Management Fee equal to 20% of the amount by which our return on invested capital (based on AFFO defined as our net income attributable to holders of common stock calculated in accordance with GAAP plus real estate depreciation expense minus recurring capital expenditures on all of our real estate assets owned) exceeds an annual hurdle return rate of between 7.0% and 8.25% (or 1.75% and 2.06% per quarter), depending on the 10-year treasury rate. The Incentive Management Fee increases to 22.5% while we have between 2,500 and 4,499 Rental Properties and increases to 25% while we have 4,500 or more Rental Properties; and

•	Conversion Fee. AAMC is entitled to a quarterly conversion fee equal to 1.5% of the market value of the single-family properties leased by us for the first time during the quarter.

Because we have more than 4,500 Rental Properties, AAMC is entitled to receive a base management fee of 2.0% of our invested capital and a potential incentive management fee percentage of 25% of the amount by which we exceed our then-required return on invested capital threshold. We have the flexibility to pay up to 25% of the incentive management fee to AAMC in shares of our common stock.

Under the AMA, we reimburse AAMC for the compensation and benefits of the General Counsel dedicated to us and certain other out-of-pocket expenses incurred by AAMC on our behalf.

The AMA requires that AAMC continue to serve as our exclusive asset manager for an initial term of 15 years from April 1, 2015, with two potential five-year extensions, subject to our achieving an average annual return on invested capital during the initial term of at least 7.0%.

No incentive management fee under the AMA has been earned by AAMC to date because our return on invested capital (as defined in the AMA) has been below the cumulative required hurdle rate.

Neither party is entitled to terminate the AMA prior to the end of the initial term, or each renewal term, other than termination by (a) us and/or AAMC “for cause” for certain events such as a material breach of the AMA and failure to cure such breach, (b) us for certain other reasons such as our failure to achieve a return on invested capital of at least 7.0% for two consecutive fiscal years after the third anniversary of the AMA and (c) us in connection with certain change of control events.

Agreements with ASPS

We have engaged ASPS to provide services for us as detailed below. If for any reason ASPS is unable to perform the services described under these agreements at the level and/or the cost that we anticipate, alternate service providers may not be readily available on favorable terms, or at all, which could adversely affect our performance. ASPS’s failure to perform the services under these agreements with AAMC or us could have a material adverse effect on us.

Master services agreement and subsequent amendments

Under the master services agreement (the “MSA”) between ASPS and us, dated December 21, 2012, Altisource Solutions was the exclusive provider of property management, leasing, renovation management and valuation services associated with a substantial number of the single-family properties in our portfolio and certain real estate owned upon conversion of sub-performing or non-performing residential mortgage loans that we previously acquired.

In order to enable Main Street Renewal, LLC (“MSR”) to be the property manager for the certain acquired properties, we and ASPS entered into an Amendment and Waiver Agreement (the “Amendment and Waiver Agreement”) to amend the Master Services Agreement (the “MSA”) between ASPS and us, dated December 21, 2012, under which ASPS was the exclusive provider of leasing and property management services to us. Pursuant to the Amendment and Waiver Agreement, we obtained a waiver of the exclusivity requirements under the MSA for the properties acquired in the HOME SFR Transaction and the HOME Flow Transaction. The Amendment and Waiver Agreement also amended the MSA to require us or any surviving entity to pay a significant liquidation fee to ASPS in certain circumstances. On August 8, 2018, the Amendment and Waiver Agreement was superseded by the MSA Amendment Agreement, as described below.

In connection with our acquisition of an internal property manager, on August 8, 2018, we and ASPS entered into an amendment (the “MSA Amendment Agreement”) to the MSA. Under the terms of the MSA Amendment Agreement, the exclusivity provisions with respect to the renovation and property management provisions have been terminated in order to allow us to internalize the property management function related to the rental properties managed by ASPS. Following a transition that was completed during the fourth quarter of 2018, the MSA terminated in its entirety in respect of the property management services set forth in the MSA. Subject to certain conditions, the title insurance services statement of work under the MSA will remain in place until the fourth anniversary of the MSA Amendment Agreement. In addition, ASPS agreed to continue to provide certain services for an ongoing fee, including property preservation, maintenance, valuation, and sale brokerage services, with respect to certain of our remaining non-rental legacy assets until such properties are sold.

In exchange for the termination of the previous management contract detailed by the above-described amendments, including the termination of the exclusivity provision of the MSA, we agreed to pay an aggregate of (x) $15.0 million upon the signing of the MSA Amendment Agreement and (y) $3.0 million, which will be paid on the earlier to occur of (i) a change of control of us or (ii) August 8, 2023. We recognized the entire $18.0 million termination fee as an expense during the year ended December 31, 2018, which is included in acquisition and integration costs in our consolidated statement of operations.

As described elsewhere in this Proxy Statement, Snow Park has notified the Company of its intent to nominate five (5) alternate director nominees for election to the Board of Directors at the 2019 Annual Meeting of Stockholders. In addition to what we have described above under “Executive Compensation - Potential Payments upon Termination or Change of Control,” the election of at least four of Snow Park’s nominees would be deemed a Change of Control under the MSA Amendment Agreement. Upon such a Change of Control, a $3.0 million portion of the termination fee would become due and payable to ASPS, as described above. As noted above, the Company already recognized the full amount of the fee, including the $3.0 million which would become due upon a Change of Control, as an expense during the year ended December 31, 2018, which is included in acquisition and integration costs in its consolidated statement of operations.

Separation Stock Option Plans

In connection with our separation from ASPS in December 2012, we adopted the 2012 Conversion Option Plan and the 2012 Special Option Plan. In the separation transaction, we issued options to purchase 809,240 shares of our common stock with a weighted average exercise price of $2.33 per share on December 31, 2012 under the Conversion Option Plan to ASPS employees holding ASPS stock options immediately prior to the separation. We also issued options to purchase 210,184 shares of our common stock with a weighted average exercise price of $1.15 per share at December 31, 2012 under the Special Option Plan to non-employee holders of ASPS stock options receiving shares in the separation. Because the options were granted as part of the separation to holders of ASPS stock options, no share-based compensation related to these options is included in our consolidated financial statements appearing in our Annual Report on Form 10-K. No additional shares of common stock are issuable under either the 2012 Conversion Option Plan or the 2012 Special Conversion Option Plan.

STOCKHOLDER PROPOSALS

Any proposal that a stockholder desires to have included in our proxy materials, pursuant to SEC Rule 14a-8, relating to our Annual Meeting of Stockholders for next year, which is expected to be held on or about May 21, 2020, must be received not later than [•]. A proposal must comply with Rule 14a-8 and the SEC’s proxy rules. In accordance with Rule 14a-8, this deadline could change if next year’s Annual Meeting date is sooner or later.

Outside of SEC Rule 14a-8, Front Yard’s current Bylaws prescribe procedures that a stockholder must follow if the stockholder intends, at an Annual Meeting of Stockholders, to nominate individuals for election to the Board of Directors or to propose other business to be considered by stockholders at an Annual Meeting of Stockholders. These procedures require, among other things, that the stockholder give timely notice to our Corporate Secretary of the nomination or other proposed business, that the notice contain specified information and that the stockholder comply with certain other requirements. Generally, a stockholder’s notice in order to be timely must be delivered in writing to our Corporate Secretary, at the address below, not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s Annual Meeting. If a stockholder’s nomination or proposal is not in compliance with the procedures set forth in the Bylaws, we may disregard such nomination or proposal. Accordingly, if a stockholder intends, at the 2020 Annual Meeting of Stockholders, to nominate a person for election to the Board or to propose other business, the stockholder must deliver a notice of such nomination or proposal to the Corporate Secretary not earlier than [•], 2019 nor later than 5:00 p.m., Eastern Time, on [•], 2019, and comply with the requirements of the current Bylaws and applicable law. This deadline could change under certain circumstances specified in the current Bylaws.

Stockholder proposals and director nominations for the 2020 Annual Meeting of Stockholders should be directed to our Corporate Secretary at c/o Altisource Asset Management Corporation, 5100 Tamarind Reef, Christiansted, United States Virgin Islands 00820.

ANNUAL REPORTS

A copy of our Annual Report on Form 10-K for the year ended December 31, 2018 was made available to stockholders on February 27, 2019. The annual report can be found on our website www.frontyardresidential.com under “Investors – Financial Information.”

We will furnish, without charge, to each person whose proxy is solicited and to any beneficial owner entitled to vote as of the close of business on the record date for the meeting, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2018, required to be filed by us with the SEC under the Exchange Act. Such requests should be directed to Front Yard Residential Corporation, c/o Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022.

OTHER MATTERS

Proxies may be solicited on behalf of the Board of Directors by mail or electronic means. As a result of the potential proxy solicitation by Snow Park, we will incur additional costs in connection with our solicitation of proxies. We have hired Innisfree M&A Incorporated, a proxy solicitation firm, to assist us in soliciting proxies for a fee of $[•]. Innisfree expects that approximately [•] of its employees will assist in the solicitation. The total amount to be spent for the Company’s solicitation of proxies from shareholders for the 2018 Annual Meeting is estimated to be approximately $[•], approximately $[•] of which has been incurred to date.

Copies of the annual report for 2018 and this Proxy Statement will be made available to brokers, dealers, banks and voting trustees, or their nominees, for the purpose of soliciting proxies from beneficial owners. In addition to solicitations by mail or electronic means, our Directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

The shares represented by all valid proxies received by phone, by Internet or by mail will be voted in the manner specified. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted: (1) “FOR ALL” of the nominees for Director, (2) “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019, (3) “FOR” the approval of the adoption of the 2019 Equity Incentive Plan and (4) “FOR” the proposal on “Say-on-Pay.” Should any matter not described above be properly presented at the Annual Meeting, each proxy received will be voted in accordance with the discretion of the persons appointed as proxies.

If you are the beneficial owner, but not the record holder of shares of our common stock and have requested a copy of this proxy statement, your broker, bank or other nominee may only deliver one (1) copy of this proxy statement and our 2018 annual report to multiple stockholders who share an address unless that nominee has received contrary instructions from one (1) or more of the stockholders. Stockholders at an address to which a single copy of this proxy statement and our 2018 annual report was sent may request a separate copy by contacting Investor Relations at Front Yard Residential Corporation, c/o Altisource Asset Management Corporation, 5100 Tamarind Reef, Christiansted, United States Virgin Islands 00820, or by calling our Secretary at (770) 383-4986. Beneficial owners sharing an address who are receiving multiple copies and who wish to receive a single copy of the materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address.

The Board of Directors knows of no other matter that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, the persons named in the accompanying WHITE proxy card intend to vote on those matters in accordance with their best judgment.

It is important that proxies be returned promptly. Stockholders are urged to vote via the Internet or by telephone by following the instructions in the WHITE proxy card or to complete and mail the WHITE proxy card in the accompanying pre-paid envelope. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor at the contact listed below:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders call toll free at (888) 750-5834
Banks and Brokers may call collect at (212) 750-5833

ANNEX A
SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS

The following tables (“Directors and Nominees” and “Officers and Employees”) set forth the name and business address of our Directors and nominees, and the name, present principal occupation and business address of our officers and employees who, under the rules of the Securities and Exchange Commission, are considered to be participants in our solicitation of proxies from our stockholders in connection with our 2019 Annual Meeting of Stockholders (collectively, the “Participants”).

Directors and Nominees

The principal occupations of our Directors and nominees are set forth under Proposal One of this Proxy Statement, titled “Election of Directors.” The names of our Directors and nominees are set forth below and the business address for all our Directors and nominees is c/o Altisource Asset Management Corporation, 5100 Tamarind Reef, Christiansted, United States Virgin Islands 00820.

Name
Rochelle R. Dobbs
George G. Ellison
Michael A. Eruzione
Leslie B. Fox
Wade J. Henderson
George W. McDowell
David B. Reiner

Officers and Employees

The principal occupations of our executive officers and employees who are considered Participants are set forth below. The principal occupation refers to such person’s position with the Company, and the business address for each person is c/o Altisource Asset Management Corporation, 5100 Tamarind Reef, Christiansted, United States Virgin Islands 00820.

Name	Position
George G. Ellison	Chief Executive Officer and Director
Robin N. Lowe	Chief Financial Officer
Michael G. Lubin	General Counsel and Corporate Secretary
Stephen H. Gray	Chief Administrative Officer and Senior Counsel
Rene Dittrich	Chief Accounting Officer

Information Regarding Ownership of and Transactions in Company Securities by Participants

The number of shares of Company common stock held by our Directors and named executive officers as of [•], 2019 is set forth under the “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND RELATED STOCKHOLDER MATTERS” section of this Proxy Statement.

The following table sets forth information regarding purchases and sales of Company securities by each Participant during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans, and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Shares	Transaction Description
Rochelle R. Dobbs	5/24/2018	7,049	Grant of service-based restricted stock award
	5/22/2018	4,196	Vesting of service-based restricted stock (1)
	5/26/2017	4,196	Grant of service-based restricted stock award
	5/26/2017	2,397	Vesting of service-based restricted stock (1)
	4/24/2017	2,397	Grant of service-based restricted stock award
Michael A. Eruzione	5/24/2018	7,049	Grant of service-based restricted stock award
	5/22/2018	4,196	Vesting of service-based restricted stock (1)
	5/26/2017	4,196	Grant of service-based restricted stock award
	5/26/2017	6,630	Vesting of service-based restricted stock (1)
Leslie B. Fox	12/24/2018	476	Sale of common stock
	2/28/2018	476	Purchase of common stock
Wade J. Henderson	5/24/2018	7,049	Grant of service-based restricted stock award
	5/22/2018	4,196	Vesting of service-based restricted stock (1)
	5/26/2017	4,196	Grant of service-based restricted stock award
	5/26/2017	350	Vesting of service-based restricted stock (1)
	4/24/2017	350	Grant of service-based restricted stock award
George W. McDowell	11/12/2018	3,300	Purchase of common stock
	5/24/2018	7,049	Grant of service-based restricted stock award
	5/22/2018	739	Vesting of service-based restricted stock (1)
	4/6/2018	739	Grant of service-based restricted stock award
	2/6/2018	500	Purchase of common stock
	6/30/2017	4,000	Purchase of common stock
	6/14/2017	4,016	Purchase of common stock
David B. Reiner	5/24/2018	7,049	Grant of service-based restricted stock award
	5/22/2018	4,196	Vesting of service-based restricted stock (1)
	5/26/2017	4,196	Grant of service-based restricted stock award
	5/26/2017	6,630	Vesting of service-based restricted stock (1)
George G. Ellison	3/29/2019	75,512	Grant of service-based restricted stock award
	3/29/2019	TBD (2)	Grant of market-based restricted stock award
	11/12/2018	27,900	Purchase of common stock
	8/9/2018	20,750	Vesting of service-based restricted stock
	5/26/2018	6,589	Shares withheld for taxes upon vesting
	5/26/2018	19,814	Vesting of service-based restricted stock
	5/24/2018	82,327	Grant of service-based restricted stock award
	5/24/2018	103,306	Grant of market-based restricted stock award
	8/9/2017	6,355	Shares withheld for taxes upon vesting
	8/9/2017	20,750	Vesting of service-based restricted stock
	5/26/2017	59,441	Grant of service-based restricted stock award
	5/26/2017	267,857	Grant of market-based stock option award

Name	Transaction Date	Number of Shares	Transaction Description
George G. Ellison (continued)	5/11/2017	10,000	Purchase of common stock
	3/3/2017	20,000	Purchase of common stock
Robin N. Lowe	3/29/2019	24,811	Grant of service-based restricted stock award
	3/29/2019	TBD (3)	Grant of market-based restricted stock award
	11/9/2018	12,000	Purchase of common stock
	8/9/2018	4,150	Vesting of service-based restricted stock
	5/26/2018	4,080	Vesting of service-based restricted stock
	5/24/2018	18,797	Grant of service-based restricted stock award
	5/24/2018	23,613	Grant of market-based restricted stock award
	8/9/2017	4,150	Vesting of service-based restricted stock
	5/26/2017	12,238	Grant of service-based restricted stock award
	5/26/2017	55,147	Grant of market-based stock option award
Michael G. Lubin	3/29/2019	24,811	Grant of service-based restricted stock award
	3/29/2019	TBD (3)	Grant of market-based restricted stock award
	11/15/2018	11,333	Purchase of common stock
	8/9/2018	4,150	Vesting of service-based restricted stock
	5/26/2018	4,080	Vesting of service-based restricted stock
	5/24/2018	18,797	Grant of service-based restricted stock award
	5/24/2018	23,613	Grant of market-based restricted stock award
	8/9/2017	4,150	Vesting of service-based restricted stock
	5/26/2017	12,238	Grant of service-based restricted stock award
	5/26/2017	55,147	Grant of market-based stock option award
Stephen H. Gray	3/29/2019	24,811	Grant of service-based restricted stock award
	3/29/2019	TBD (3)	Grant of market-based restricted stock award
	8/9/2018	1,426	Shares withheld for taxes upon vesting
	8/9/2018	4,150	Vesting of service-based restricted stock
	5/26/2018	1,573	Shares withheld for taxes upon vesting
	5/26/2018	4,080	Vesting of service-based restricted stock
	5/24/2018	18,797	Grant of service-based restricted stock award
	5/24/2018	23,613	Grant of market-based restricted stock award
	8/9/2017	1,757	Shares withheld for taxes upon vesting
	8/9/2017	4,150	Vesting of service-based restricted stock
	5/26/2017	12,238	Grant of service-based restricted stock award
	5/26/2017	55,147	Grant of market-based stock option award
Rene Dittrich	3/29/2019	18,608	Grant of service-based restricted stock award
	11/9/2018	6,600	Purchase of common stock
	5/26/2018	1,348	Shares withheld for taxes upon vesting
	5/26/2018	3,497	Vesting of service-based restricted stock
	5/24/2018	14,098	Grant of service-based restricted stock award
	5/26/2017	10,490	Grant of service-based restricted stock award
____________________

(1)
Upon vesting, restricted stock awarded to our Directors will settle for shares of common stock upon the earlier of the third anniversary of the grant date and the termination of the director’s service, subject to acceleration or forfeiture.

(2)
On March 29, 2019, Mr. Ellison was granted an award of market-based restricted stock units with a grant date value of $1,050,000. The number of units will be determined upon the completion of a third-party valuation of such restricted stock units.

(3)
On March 29, 2019, Messrs. Lowe, Gray and Lubin were each granted an award of market-based restricted stock units with a grant date value of $230,000. The number of units will be determined upon the completion of a third-party valuation of such restricted stock units.

Miscellaneous Information Regarding Participants

Except as described in this Annex A or otherwise disclosed in the Proxy Statement, to the Company’s knowledge:

•	No Participant owns any securities of the Company of record that such Participant does not own beneficially.

•
No Participant is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

•
No associate of any Participant owns beneficially, directly or indirectly, any securities of the Company. No Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company.

•
No Participant nor any associate of a Participant is a party to any transaction, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which (i) the Company was or is to be a participant, (ii) the amount involved exceeds $120,000 and (iii) any Participant or any related person thereof had or will have a direct or indirect material interest.

•
No Participant, nor any associate of a Participant, has any arrangement or understanding with any person (i) with respect to any future employment by the Company or its affiliates or (ii) with respect to any future transactions to which the Company or any of its affiliate will or may be a party.

•	No Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

FRONT YARD RESIDENTIAL CORPORATION
Annual Meeting of Stockholders
[•], 2019 [•] AM
This proxy is solicited by the Board of Directors

P R O X Y

The stockholder(s) hereby appoints George G. Ellison and Robin N. Lowe, and each of them, as proxies with power to appoint his substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FRONT YARD RESIDENTIAL CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held [•] AM [•], 2019, at [•] or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

This proxy, when properly executed, will be vote in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors recommendations.

YOUR VOTE IS VERY IMPORTANT — PLEASE VOTE TODAY

(Continued and to be marked, dated and signed on the other side)

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Front Yard Residential Corporation Common Stock for the upcoming Annual Meeting of Stockholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1. **Vote by Telephone –** Call toll-free from the U.S. or Canada at **1-888-216-1353** on a touch-tone telephone. If outside the U.S. or Canada, call **1-646-880-9096**. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

OR

2. **Vote by Internet –** Please access **https://www.proxyvotenow.com/resi** and follow the simple instructions provided. Please note you must type an "s" after http. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had signed and mailed a proxy card.

OR

3. **Vote by Mail –** If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: Front Yard Residential Corporation, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

X **Please mark vote as in this sample**

1. Election of Directors.

Nominees:

(01) Rochelle R. Dobbs (02) George G. Ellison (03) Michael A. Eruzione (04) Leslie B. Fox (05) Wade J. Henderson (06) George W. McDowell (07)David B. Reiner

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

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To transact such other business that may properly come before the meeting or any adjournment thereof.

Date: ____________________, 2019

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Signature

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Signature Joint Owners

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Title

NOTE: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

APPENDIX 1

FRONT YARD RESIDENTIAL CORPORATION
2019 EQUITY INCENTIVE PLAN

SECTION 1.    PURPOSE

1.01
The purpose of the 2019 Equity Incentive Plan (the “Plan”) is to afford an incentive to Eligible Persons to continue as non-employee directors, officers, employees, advisors or consultants, to increase their efforts on behalf of Front Yard Residential Corporation (the “Corporation”) and to promote the success of the Corporation’s business.

SECTION 2.    DEFINITIONS; CONSTRUCTION

2.01	Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

2.01.1 “Affiliate” means any Person directly or indirectly controlling, controlled by, or under common control with such other Person, including without limitation the Manager.

2.01.2 “Award” means any Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Award or Other Stock-Based Award, or any other right or interest relating to Shares granted under the Plan.

2.01.3 “Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing an Award.

2.01.4 “Board” means the Corporation’s Board of Directors.

2.01.5 “Cause” means the definition provided in any employment, severance or other agreement governing the relationship between a Participant and the Corporation, the Manager or any other applicable advisor or consultant, and if no such definition exists, then

(i)
the Participant’s willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from grantee’s incapacity due to physical or mental illness or other reasons beyond the control of grantee), and which failure or refusal results in demonstrable direct and material injury to the Corporation;

(ii)
the Participant’s willful and intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (collectively, “Fraud”) which results in demonstrable direct and material injury to the Corporation;

(iii)
the Participant’s conviction of (or a plea of nolo contendere to) an offense which is a felony in the jurisdiction involved or which is a misdemeanor in the jurisdiction involved but which involves Fraud; and

(iv)	the Participant’s material breach of a written policy of the applicable Employer Entity or the rules of any governmental or regulatory body applicable to the Corporation.

2.01.6 “Change of Control” means the definition provided in an Award Agreement, and if no such definition exists, then:

(i)
The date that a reorganization, merger, consolidation, recapitalization, or similar transaction (other than a spinoff, exchange offer or similar transaction to or with the Corporation’s shareholders) is consummated, unless: (i) at least 50% of the outstanding voting securities of the surviving or resulting entity (including, without limitation, an entity which as a result of such transaction owns the Corporation either directly or through one or more subsidiaries) (“Resulting Entity”) are beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the outstanding voting securities of the Corporation immediately prior to such transaction in substantially the same proportions as their beneficial ownership, immediately prior to such transaction, of the outstanding voting securities of the Corporation and (ii) immediately following such transaction no person or persons acting as a group beneficially owns capital stock of the Resulting Entity possessing thirty-five percent (35%) or more of the total voting power of the stock of the Resulting Entity;

(ii)
The date that a majority of members of the Corporation’s Board is replaced during any twenty-four (24) month period by directors whose appointment or election is not endorsed by a majority of the members of the Corporation’s Board before the date of the appointment or election; provided that no individual shall be considered to be so endorsed if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Securities Exchange Act of 1934) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

(iii)
The date that any one person, or persons acting as a group, other than an employee benefit plan of the Corporation or one of its Affiliates, or a trust thereof, or any underwriter, acquires (or has or have acquired as of the date of the most recent acquisition by such person or persons) beneficial ownership of stock of the Corporation possessing thirty-five percent (35%) or more of the total voting power of the stock of the Corporation; or

(iv)
The date that any one person acquires, or persons acting as a group acquire (or has or have acquired as of the date of the most recent acquisition by such person or persons), assets from the Corporation that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Corporation immediately before such acquisition or acquisitions.

2.01.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder. References to particular sections of the Code shall include any successor provisions.

2.01.8 “Committee” means, unless otherwise determined by the Board, a committee of the Board selected by the Board to administer the Plan, the composition of which shall consist of persons who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and (b) “independent directors” under rules adopted by the principal exchange on which the Shares are listed at the relevant time, and which shall initially be the Compensation Committee of the Board.

2.01.9 “Common Stock” means shares of the common stock, par value $0.01 per share, and such other securities of the Corporation or other corporation or entity as may be substituted for Shares pursuant to Section 8.01 hereof.

2.01.10 “Dividend Equivalent Right” means a right, which may be credited to an Award granted to a Participant, pursuant to Section 7.03 hereof.

2.01.11 “Effective Date” shall have the meaning provided in Section 13.01.

2.01.12 “Eligible Person” means a natural person who is providing services to the Corporation as an officer, non-employee director, employee, advisor or consultant of the Corporation or one of its Affiliates, including without limitation the Manager.

2.01.13 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

2.01.14 “Fair Market Value” of a Share shall be the closing sales price per Share for the date(s) as established by the Board as of which Fair Market Value is to be determined in the principal market in which such Shares are traded. If the Fair Market Value of Shares on any date(s) cannot be determined on the basis set forth in the preceding sentence, or if a determination is required as to the Fair Market Value on any date of property other than Shares, the Committee shall in good faith determine the Fair Market Value of such Shares or other property on such date(s). Fair

Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

2.01.15 “Manager” means Altisource Asset Management Corporation, a U.S. Virgin Islands corporation and Affiliate of the Corporation.

2.01.16 “Option” means a right, granted under Section 6.02 hereof, to purchase Shares at a specified price during specified time periods.

2.01.17 “Other Stock-Based Award” means an Award, granted under Section 6.05 hereof, that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares.

2.01.18 “Participant” means an Eligible Person who has been granted an Award under the Plan.

2.01.19 “Performance Award,” “Performance Goal” and “Performance Period” shall have the meanings provided in Section 6.05.

2.01.20 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

2.01.21 “Restricted Stock” means Shares, granted under Section 6.03.1 hereof, that are subject to certain restrictions.

2.01.22 “Restricted Stock Unit” or “RSU” means an Award, granted under Section 6.03.2 hereof, that represents a notional interest equal in value to a Share, payable at such times and subject to such conditions as are set forth in the Plan and applicable Award Agreement.

2.01.23 “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

2.01.24 “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

2.01.25 “Shares” means the common stock of the Corporation, par value $0.01 per share, and such other securities of the Corporation as may be substituted for Shares pursuant to Section 8.01 hereof.

2.01.26 “Stock Appreciation Right” or “SAR” means a right, granted under Section 6.04 hereof, to payment in respect of the appreciation of a specified number of shares of Common Stock over a specified period of time.

2.02 Construction. For purposes of the Plan, the following rules of construction shall apply:

2.02.1 The word “or” is disjunctive but not necessarily exclusive.

2.02.2 Words in the singular include the plural; words in the plural include the singular; words in the neuter gender include the masculine and feminine genders, and words in the masculine or feminine gender include the other and neuter genders.

SECTION 3.    ADMINISTRATION

3.01 The Plan shall be administered by the Committee, except with respect to the amendment, modification, suspension or early termination of the Plan, which shall be in the power of the Board. Any action duly taken by the Committee will be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein. The Committee shall have complete, full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i)	to designate Participants;

(ii)	to determine the type or types of Awards to be granted to each Participant;

(iii)
to determine the number of Awards to be granted, the number of Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, including in the case of a Change of Control based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(iv)
to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited, exchanged or surrendered;

(v)	to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

(vi)	to prescribe the form of each Award Agreement, which need not be identical for each Participant;

(vii)	to adopt, amend, suspend, waive and rescind such rules and regulations as the Committee may deem necessary or advisable to administer the Plan;

(viii)
to correct any defect or supply any omission or reconcile any inconsistency or resolve any ambiguity, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or other instrument entered into or Award made under the Plan;

(ix)	to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan; and

(x)
to make such filings and take such actions as may be required from time to time by appropriate state, regulatory and governmental agencies. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Corporation, Subsidiaries, Participants and any Person claiming any rights under the Plan from or through any Participants. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers, managers and/or agents of the Corporation or any Subsidiary the authority, subject to such terms as the Committee shall determine and applicable legal and regulatory requirements, to perform administrative and other functions under the Plan. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by an officer, manager or other employee of the Corporation or a Subsidiary, the Corporation’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation and/or Committee to assist in the administration of the Plan. Neither the Corporation nor any member of the Committee or the Board shall be liable for any action or determination made in good faith by the Committee or the Board with respect to the Plan or any Award thereunder.

SECTION 4.    SHARES SUBJECT TO THE PLAN

4.01
Subject to adjustment as provided under the Plan, including under Section 4 and Section 8, a total of 2,400,000 Shares shall be authorized for Awards granted under the Plan, less one (1) Share for every (1) Share granted under the 2016 Altisource Residential Corporation Equity Incentive Plan (the “Prior Plan”) after December 31, 2018 and prior to the Effective Date. After the Effective Date, no Awards may be granted under the Prior Plan. Each Share issued under the Plan pursuant to an Award shall reduce the number of available Shares by 1.00.

4.02
For purposes of this Section 4, the number of Shares to which an Award relates shall be counted against the number of Shares available under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the

Award shall be counted against the number of Shares available under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting.

4.03
If any Shares to which an Award (or after December 31, 2018, an award under the Prior Plan) relates are forfeited or the Award (or after December 31, 2018, an award under the Prior Plan) otherwise terminates without payment being made to the Participant in the form of Shares or if payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares, any Shares counted against the number of Shares available under the Plan (or the Prior Plan, as applicable) with respect to such Award (or after December 31, 2018, an award under the Prior Plan) shall, to the extent of any such forfeiture or termination or alternative payment, again be available for Awards under the Plan. If the exercise price or grant price of an Award (or after December 31, 2018, an award under the Prior Plan) is paid by delivering to the Corporation Shares previously owned by the Participant or if Shares are delivered or withheld for purposes of satisfying a tax withholding obligation, the number of Shares covered by the Award (or after December 31, 2018, an award under the Prior Plan) equal to the number of Shares so delivered or withheld shall not be counted against the number of Shares granted and shall again be available for Awards under the Plan. Furthermore, the following Shares shall not be counted against the number of Shares granted and shall again be available for Awards under the Plan: Shares subject to a Stock Appreciation Right (or after December 31, 2018, a stock appreciation right under the Prior Plan) that are not issued in connection with its stock settlement on exercise thereof, and Shares reacquired by the Corporation on the open market or otherwise using cash proceeds from the exercise of Options (or after December 31, 2018, options under the Prior Plan). Any Shares distributed pursuant to an Award may consist, in whole or part, of authorized and unissued Shares, including Shares repurchased by the Corporation for purposes of the Plan.

4.04
Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or other individual service provider of another entity who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such entity to such person (any such Award, a “Substitute Award”). The terms and conditions of Substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any Substitute Awards shall not (a) reduce the number of shares of Common Stock available for issuance under the Plan, (b) be subject to or counted against the Award limits specified in the Plan or (c) again be available for Awards under the Plan upon the occurrence of any event set forth in Section 4.02 or 4.03.

4.05
Nothing contained in the Plan shall be construed to limit the right of the Committee to assume and make available for issuance pursuant to Awards under the Plan any shares that would otherwise be available for issuance under any equity incentive plan of any entity acquired by the Corporation in a corporate transaction as described in Section 4.04 (such number of shares as appropriately adjusted in the discretion of the Committee in connection with the corporate transaction), and the assumption of any such shares shall not reduce the number of Shares available for issuance under this Plan except to the extent required by the rules of any stock exchange on which the Shares may then be listed.

SECTION 5.    ELIGIBILITY

5.01
Awards may be granted, in the discretion of the Committee, to Eligible Persons. In determining the Eligible Persons to whom Awards shall be granted and the type of any Award (including the number of Shares to be covered by such Award), the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.

SECTION 6.    SPECIFIC TERMS OF AWARDS

6.01
General. Subject to the terms of the Plan and any applicable Award Agreement, Awards may be granted as set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 11.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including separate escrow provisions and terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant. Except as required by applicable law, Awards may be granted for no consideration other than prior and/or future services.

6.02	Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)
Exercise Price. Each Option shall be evidenced by an Award Agreement that shall set forth an exercise price for the Option as determined by the Committee in its sole discretion prior to the grant. In the case of any Option other than an Option issued as a Substitute Award, such exercise price shall be at least equal to the Fair Market Value of the Shares subject to the Option on the date of grant. In the case of an Option issued as a Substitute Award, such exercise price shall be at least equal to the minimum amount required in order to avoid the imposition of additional tax under the Code;

(ii)	Nonqualified Status. Each Option granted under the Plan shall be a nonqualified stock option not intended to meet the requirements of Section 422 of the Code.

(iii)
Vesting; Forfeiture. Subject to Section 6.08 hereof, each Option shall be subject to such time- and/or performance-based vesting terms and forfeiture terms as the Committee shall determine and set forth in the applicable Award Agreement;

(iv)
Times and Methods of Exercise. The applicable Award Agreement shall set forth the time or times at which an Option may be exercised in whole or in part, the methods by which the exercise price may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, Shares, or other property or any combination thereof, having a Fair Market Value on the date of exercise equal to the exercise price; and unless otherwise determined by the Committee, the Corporation will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent, for the purpose of paying the exercise price of an Option. Notwithstanding the preceding sentence, unless the Committee, in its discretion, shall otherwise determine, the exercise of the Option shall not be deemed to occur, and no Shares will be issued by the Corporation upon exercise of an Option, until the Corporation has received payment in full of the exercise price. The period during which an Option may be exercised shall be extended by the length of any blackout period during which the Corporation suspends the right to exercise or net exercise the Option in order to comply with the requirements of applicable securities or exchange-control laws or Corporation policies, including, without limitation, insider-trading policies; provided, however, that the period of exercise shall in no event extend past the original expiration date of the applicable Option.

(v)
Termination of Service. Subject to Section 9, an Option may not be exercised unless (1) the Participant is then providing services to the Corporation or one of its Affiliates and (2) the Participant has continuously maintained such relationship since the date of grant of the Option; provided, that the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations of service, to a date not later than the expiration date of such Option.

6.03 Restricted Stock; Restricted Stock Units.

6.03.1 The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)
Issuance and Restrictions. Subject to Section 6.08 hereof, Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter; provided, however that any right to receive dividends on Restricted Stock shall be subject to the same risk of forfeiture and vesting conditions as the underlying Award and shall not be paid or settled until the underlying Award is paid or settled;

(ii)
Forfeiture. Subject to Section 9, except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of service to the Corporation and its Affiliates during the applicable restriction period, Restricted Stock that is then subject to restrictions shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Shares; and

(iii)
Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, issuance of certificates representing Shares, which may be held in escrow. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

6.03.2 The Committee is authorized to grant Restricted Stock Units to Participants on the following terms and conditions:

(i)
Issuance and Restrictions. RSUs shall be subject to such restrictions on transferability and other restrictions as the Committee shall impose (including, without limitation, whether and in what form a Participant may receive and/or forfeit dividend equivalent rights thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter; provided, however that any right to receive dividends or dividend equivalents on RSUs shall be subject to the same risk of forfeiture and vesting conditions as the underlying Award and shall not be paid or settled until the underlying Award is paid or settled. The value of each RSU shall be equal to the Fair Market Value of a Share on the applicable date or time period of determination, as specified by the Committee;

(ii)
Vesting; Settlement. Subject to Section 6.08 hereof, an RSU (and any related dividend equivalent rights) may be subject to such time- and/or performance-based vesting terms, and shall be payable at such times and in such forms, as the Committee shall determine and set forth in the applicable Award Agreement;

(iii)
Forfeiture. Subject to Section 9, except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of service to the Corporation and its Affiliates during the applicable restriction period, the Award of RSUs shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to the RSU will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of the RSUs.

6.04	Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(i)
Grant Price. Each SAR shall be evidenced by an Award Agreement that shall set forth the grant price of the SAR as determined by the Committee in its sole discretion prior to the grant; provided, that such grant price shall be at least equal to the Fair Market Value of the shares of Common Stock in respect of which the SAR is granted on the date of grant;

(ii)
Freestanding or Tandem SAR. The Award Agreement evidencing the issuance of a SAR shall indicate whether the SAR is granted (a) as a freestanding Award, in which case it shall be exercised on whatever terms and conditions the Committee imposes in its sole discretion, subject to Section 6.08 hereof, or (b) in tandem with an Option, in which case it shall be exercisable for all or part of the shares of Common Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option; provided, that a tandem SAR may be exercised only with respect to the shares of Common Stock for which its related Option is then exercisable;

(iii)
Settlement. The Award Agreement evidencing the issuance of a SAR shall set forth the timing of exercise and settlement of the SAR and whether such settlement shall be in the form of cash, Common Stock or a combination. A SAR shall be settled in respect of a gross amount determined by multiplying (a) the excess of the Fair Market Value on the date of exercise over the grant price by (b) the number of shares of Common Stock with respect to which the SAR is exercised. The period during which a SAR may be exercised shall be extended by the length of any blackout period during which the Corporation suspends the right to exercise or net exercise the SAR in order to comply with the requirements of applicable securities or exchange-control laws or Corporation policies, including, without limitation, insider-trading policies;

(iv)
Other Terms. The Award Agreement evidencing the issuance of a SAR shall specify the term of the SAR, any vesting and forfeiture conditions applicable to the SAR (subject to Section 6.08 hereof) and such other restrictions, terms and conditions of the SAR, as the Committee shall determine in its sole discretion;

6.05	Performance Awards. The Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

(i)
Right to Payment. A Performance Award shall represent a right to receive Shares or cash based on the achievement, or the level of achievement, during a specified Performance Period of one or more Performance Goals established by the Committee at the time of the Award;

(ii)
Terms of Performance Awards. At or prior to the time a Performance Award is granted, the Committee shall cause to be set forth in the Award Agreement or otherwise (1) the Performance Goals applicable to the Award and the Performance Period during which the achievement of the Performance Goals shall be measured, (2) the amount which may be earned by the Participant based on the achievement, or the level of achievement, of the Performance Goals or the formula by which such amount shall be determined and (3) such other terms and conditions applicable to the Award as the Committee may, in its discretion, determine to include therein, subject to Section 6.08 hereof. To the extent dividends or Dividend Equivalent Rights may be earned in respect of Performance Awards, payment of such dividends or Dividend Equivalent Rights shall be contingent on the vesting and earning of such underlying Performance Awards. The Committee may determine whether unusual items or certain specified events or occurrences, including changes in accounting standards or tax laws and the effects of non-operational items or unusual, infrequently occurring or extraordinary items, shall be included or excluded from the calculation;

(iii)
Performance Goals. “Performance Goals” shall mean one or more pre-established, objective measures of performance during a specified “Performance Period”, selected by the Committee in its discretion. Performance Goals may be based upon one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values: earnings per share, earnings per share growth, return on capital employed, costs, net income, net income growth, operating margin, revenues, revenue growth, revenue from operations, expenses, income from operations as a percent of capital employed, income from operations, funds from operations, net operating income, growth and/or size of the Corporation’s rental portfolio, available financing, liquidity, transactional achievements, development and retention of key talent, cash flow, market share, return on equity, return on assets, earnings (including EBITDA and EBIT), operating cash flow, operating cash flow as a percent of capital employed, economic value added, gross margin, total shareholder return, workforce diversity, number of accounts, workers’ compensation claims, budgeted amounts, cost per hire, turnover rate, and/or training costs and expenses. Performance Goals based on such performance measures may be based either on the performance of the Corporation, a Subsidiary or Subsidiaries, affiliate, any branch, department, business unit or other portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of corporations or market index, prior Performance Periods or other measure selected or defined by the Committee at the time of making a Performance Award. The Committee may in its discretion also determine to use other objective performance measures as Performance Goals.

6.06
Other Stock-Based Awards. The Committee is authorized to grant Awards to Participants in the form of Other Share-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter; provided, however that any right to receive dividends or dividend equivalents on Other Share-Based Awards shall be subject to the same risk of forfeiture and vesting conditions as the underlying Award and shall not be paid or settled until the underlying Award is paid or settled. Without limiting the generality of this paragraph, and subject to Section 6.08, Other Share-Based Awards may include grants of Shares that are not subject to any restrictions or a substantial risk of forfeiture. Subject to Section 10, upon termination of service to the Corporation and its Affiliates prior to the vesting of an Other Share-Based Award, or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Other Share-Based Award relates, all Other Share-Based Awards that are then subject to deferral or restriction shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to such Other Share-Based Award will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of such Other Share-Based Award.

6.07
Further Limitation for Non-Employee Directors. The aggregate value of all compensation paid or provided to any non-employee director of the Corporation (whether under the Plan or otherwise) in respect of a single calendar year shall not exceed $350,000. For purposes of determining such aggregate value, compensation in the form of Awards shall be valued at the aggregate grant date fair value (as determined for financial reporting purposes). Notwithstanding the foregoing, this limitation shall not apply in the case of a non-employee director of the Corporation who is also an executive officer of the Corporation or one of its Affiliates.

6.08
Minimum Vesting. Notwithstanding anything herein to the contrary, no equity-based Award (excluding, for this purpose, any (i) Substitute Awards, (ii) Shares delivered in lieu of fully vested cash-denominated Awards and (iii) Awards to non-employee directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting) granted on or after the Effective Date may vest in less than one year from its date of grant. Notwithstanding the foregoing, up to 5% of the available Shares authorized for issuance under the Plan as of the Effective Date may vest (in full or in part) in less than one year from their date of grant (the “5% Basket”). For the avoidance of doubt, the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of death, disability or a Change of Control, in the terms of the Award Agreement or otherwise.

SECTION 7.    GENERAL TERMS OF AWARDS

7.01
Stand-Alone, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, or in tandem with, any other Award granted under the Plan or any award granted under any other plan, program or arrangement of the Corporation or any Subsidiary (subject to the terms of Section 11.01) or any business entity acquired or to be acquired by the Corporation or a Subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

7.02
Dividend Equivalent Rights. Any Participant selected by the Board may be granted Dividend Equivalent Rights based on the dividends paid on Shares that are subject to any Award other than Options or SARs, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, is settled, is paid, vests or expires, as determined by the Board. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Board. Notwithstanding the foregoing, any Dividend Equivalents Right shall be subject to the same risk of forfeiture and vesting conditions as the underlying Award and shall not be paid or settled until the underlying Award is paid or settled. For the avoidance of doubt, no dividend or Dividend Equivalent Rights shall be granted with respect to Options or SARs.

7.03
Decisions Required to be Made by the Committee. Other provisions of the Plan and any Award Agreement notwithstanding, if any decision regarding an Award or the exercise of any right by a Participant, at any time such Participant is subject to Section 16 of the Exchange Act, is required to be made or approved by the Committee or the Board in order that a transaction by such Participant will be exempt under Rule 16b-3, then the Committee or the Board shall retain full and exclusive power and authority to make such decision or to approve or disapprove any such decision by the Participant.

7.04
Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years from the date of its grant.

7.05
Form of Payment of Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or substitutions to be made by the Corporation upon the grant, exercise or other payment or distribution of an Award may be made in such forms as the Committee shall determine at the time of grant or thereafter (subject to the terms of Section 11.01), including, without limitation, cash, Shares, or other property or any combination thereof, in each case in accordance with rules and procedures established, or as otherwise determined, by the Committee.

7.06
Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any Person other than the Corporation, or shall be subject to any lien, obligation or liability of such Participant to any Person other than the Corporation or a Subsidiary except as otherwise established by the Committee at the time of grant or thereafter. No Award and no rights or interests therein shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution, and any Option or Stock Appreciation Right or other right to purchase or acquire Shares granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the Committee.

7.07
Registration and Listing Compliance. No Award shall be paid and no Shares or other securities shall be distributed with respect to any Award in a transaction subject to the registration requirements of the Securities Act or any state securities law or subject to a listing requirement under any listing agreement between the Corporation and any national securities exchange, and no Award shall confer upon any Participant rights to such payment or distribution until such laws and contractual obligations of the Corporation have been complied with in all material respects. Except to the extent required by the terms of an Award Agreement or another contract between the Corporation and the Participant, neither the grant of any Award nor anything else contained herein shall obligate the Corporation to take any action to comply with any requirements of any such securities laws or contractual obligations relating to the registration (or exemption therefrom) or listing of any Shares or other securities, whether or not necessary in order to permit any such payment or distribution.

7.08
Stock Certificates. Awards representing Shares under the Plan may be recorded in book entry form until the lapse of restrictions or limitations thereon, or issued in the form of certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, the Committee may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Corporation or such other Person as the Committee may designate.

7.09
Clawback. If the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Corporation for (i) the amount of any payment in settlement of an Award received by such Participant during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Corporation during such 12-month period. In addition, to the extent clawback or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Corporation, Awards granted under the Plan shall be subject to such provisions.

SECTION 8.    ADJUSTMENT PROVISIONS

8.01
If an extraordinary dividend or other extraordinary distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of Common Stock then subject to any outstanding Options, Restricted Stock Units, Stock Appreciation Rights, Performance Awards or Other Stock-Based Awards, the number of shares of Common Stock which may be issued under the Plan but are not then subject to outstanding Options, Restricted Stock Units, Stock Appreciation Rights, Performance Awards or Other Stock-Based Awards, the exercise price of any outstanding Options and grant price of any outstanding Stock Appreciation Rights and the maximum number of shares as to which Awards may be granted and as to which shares may be awarded under the Plan, shall be adjusted as the Committee determines to be appropriate in its sole discretion. Shares of Common Stock so distributed with respect to any Restricted Stock held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock on which they were distributed.

8.02
If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then outstanding Option, Restricted Stock Unit, Stock Appreciation Right, Performance Award or Other Stock-Based Award, and for each share of Common Stock which may be issued under the Plan but which is not then subject to any outstanding Option, Restricted Stock Unit, Stock Appreciation Right, Performance Award or Other Stock-Based Award, the number and kind of shares of stock or other securities (and in the case of outstanding Options, Restricted Stock Units, Stock Appreciation Rights, Performance Awards or Other Stock-Based Awards, the cash or other property) into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable; provided, that, notwithstanding the foregoing, in the event that the outstanding shares of Common Stock shall be changed into or exchangeable for cash or other property, the Committee may in its discretion determine that outstanding Awards shall remain outstanding or be substituted for comparable Awards over stock or securities of the acquiring or surviving entity, subject to such adjustments as the Committee determines to be appropriate in its sole discretion. Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any Restricted Stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was issued or distributed.

8.03
In case of any adjustment or substitution as provided for in this Section 8, the aggregate option price for all Shares subject to each then outstanding Option, Restricted Stock Unit, Stock Appreciation Right, Performance Award or Other Stock-Based Award, prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction), cash or other property to which such Shares shall have been adjusted or which shall have been substituted for such Shares. Any new option price per share or other unit shall be carried to at least two decimal places (determined with upward rounding).

8.04
If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to shareholders of the Common Stock, (a) the Committee shall make any adjustments to any then outstanding Option, Restricted Stock Unit, Stock Appreciation Right, Performance Award or Other Stock-Based Award, which it determines are equitably required to prevent dilution or enlargement of the rights of optionees and awardees which would otherwise result from any such transaction, and (b) unless otherwise determined by the Committee in its discretion, any stock, securities, cash or other property distributed with respect to any Restricted Stock held in escrow or for which any Restricted Stock held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was distributed or exchanged.

8.05
No adjustment or substitution provided for in this Section 8 shall require the Corporation to issue or sell a fraction of a Share or other security. Accordingly, all fractional Shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of Restricted Stock held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional Shares created by an adjustment or substitution of Shares, except that, unless otherwise determined by the Committee in its discretion, any cash or other property paid in lieu of a fractional Share shall be subject to restrictions similar to those applicable to the Restricted Stock exchanged therefor.

8.06
In the event of any other change in or conversion of the Common Stock, the Committee may in its discretion adjust the outstanding Awards and other amounts provided in the Plan in order to prevent the dilution or enlargement of rights of Participants.

SECTION 9.    TERMINATION OF SERVICE

9.01
Unless otherwise determined by the Committee, all unvested Awards then held by a Participant who ceases to provide services to the Corporation and its Affiliates, whether through a termination of service or because of reassignment by such Participant’s employer, shall be immediately cancelled and forfeited without consideration. The terms of Award Agreements shall set forth the terms under which an Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right or other Share-Based Award may remain exercisable or shall continue to vest following such a termination of service.

SECTION 10.    CHANGE OF CONTROL

10.01
Notwithstanding anything herein to the contrary, upon the occurrence of a Change of Control, unless otherwise provided in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof): (a) continuation or assumption of such outstanding Awards under the Plan by the Corporation (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for outstanding Awards (with appropriate adjustments to the type of consideration payable upon settlement of the Awards); (c) accelerated exercisability, vesting and/or payment under outstanding Awards immediately prior to or upon the occurrence of such event or upon a termination of employment or other service following such event; and (d) if all or substantially all of the Corporation’s outstanding Shares transferred in exchange for cash consideration in connection with such Change of Control: (i) upon written notice, provide that any outstanding Options and Stock Appreciation Rights are exercisable during a reasonable period of time immediately prior to the scheduled consummation of the event or such other reasonable period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; and (ii) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, shares, other property or any combination thereof) as determined in the sole discretion of the Committee; provided, that, in the case of Options and Stock Appreciation Rights, the fair value shall equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of Shares (or, if no such consideration is paid, Fair Market Value of the Shares subject to such outstanding Awards or portion thereof being canceled) over the aggregate exercise or grant price, as applicable, with respect to such Awards or portion thereof being canceled, or if no such excess, zero.

SECTION 11.    AMENDMENTS TO AND TERMINATION OF THE PLAN

11.01
The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that, without the approval of the shareholders of the Corporation, no amendment, alteration, suspension, discontinuation or termination shall be made if shareholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the Shares may then be listed, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that without the written consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The Committee may, consistent with the terms of the Plan, waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him; and provided further that, other than pursuant to Section 8, the Committee shall not without the approval of the Corporation’s stockholders (a) lower the exercise price or grant price per Share of an Option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price or grant price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change of Control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

SECTION 12.    GENERAL PROVISIONS

12.01
No Right to Awards; No Shareholder Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, except as provided in any other compensation, fee or other arrangement. No Award shall confer on any Participant any of the rights of a shareholder of the Corporation unless and until Shares are in fact issued to such Participant in connection with such Award.

12.02
Withholding. To the extent required by applicable Federal, state, local or foreign law, the Participant or his successor shall make arrangements satisfactory to the Corporation, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with an Award. The Corporation shall not be required to issue any Shares or make any other payment under the Plan until such obligations are satisfied. The Corporation is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations (with respect to any Share withholding, up to the Participant’s minimum statutory required tax withholding rate or such other rate that will not cause an adverse accounting consequence or costs; provided that only Shares withheld up to the minimum statutory rate will be added back to the Shares available for Awards under the Plan under Section 4.03).

12.03
No Right to Employment or Continuation of Service. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue as an officer or non-employee director or continue to provide services to, the Corporation or any parent, subsidiary or Affiliate of the Corporation or the Manager or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Corporation or any of its Affiliates to terminate such Participant’s service.

12.04
Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Corporation; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation’s obligations under the Plan to deliver Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

12.05
No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation, fee or other arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the Plan), and such arrangements may be either generally applicable or applicable only in specific cases. Notwithstanding anything in the Plan to the contrary, the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time of the Award.

12.06
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

12.07
Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of Maryland (without regard to the conflicts of laws thereof).

12.08
Severability. If any provision of the Plan or any Award is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, it shall be deleted and the remainder of the Plan or Award shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.

12.09	Regulations and Other Approvals.

(i)
The obligation of the Corporation to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)
Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Share issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)
In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Participant receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Corporation in writing that the Shares acquired by such Participant is acquired for investment only and not with a view to distribution.

(iv)
The Committee may require a Participant receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to enter into a shareholder agreement or “lock-up” agreement in such form as the Committee shall determine is necessary or desirable to further the Corporation’s interests.

12.10
Section 409A. It is intended that the payments and benefits under the Plan comply with, or as applicable, constitute a short-term deferral or otherwise be exempt from, the provisions of Section 409A of the Code. The Plan will be administered and interpreted in a manner consistent with this intent, and any provision that would cause the Plan or any Award to fail to satisfy Section 409A of the Code will have no force and effect until amended to comply therewith (which amendment may be retroactive to the extent permitted by Section 409A of the Code). To the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Plan during the six-month period immediately following Participant’s termination of employment shall instead be paid on the first business day after the date that is six months following Participant’s termination of employment (or upon Participant’s death, if earlier). No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or an Award Agreement upon a termination of service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code.

SECTION 13.    EFFECTIVE DATE AND TERM OF THE PLAN

13.01
The Plan was adopted by the Board on March 28, 2019 and shall be effective upon approval by a majority of the votes cast at a duly held meeting of shareholders at which a quorum representing a majority of the outstanding voting stock of the Corporation is, either in person or by proxy, present and voting (the “Effective Date”). Notwithstanding anything else contained in the Plan or in any Award Agreement, no Option, Stock Appreciation Right or other purchase right granted under the Plan may be exercised, and no Shares may be distributed pursuant to any Award granted under the Plan, prior to such shareholder approval. In the event such shareholder approval is not obtained, all Awards granted under the Plan shall automatically be deemed void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date, on which date the Plan will expire except as to Awards then outstanding under the Plan.